Exhibit 10.4

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             J.P. MORGAN CHASE COMMERCIAL MORTGAGE SECURITIES CORP.,

                                    PURCHASER

                        NATIXIS REAL ESTATE CAPITAL INC.

                                       and

                    NATIXIS COMMERCIAL MORTGAGE FUNDING, LLC,

                                     SELLERS

                        MORTGAGE LOAN PURCHASE AGREEMENT

                           Dated as of August 1, 2007

                            Fixed Rate Mortgage Loans

                                Series 2007-LDP12


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            This Mortgage Loan Purchase Agreement (this "Agreement"), dated as of August 1, 2007, is between J.P. Morgan Chase Commercial Mortgage Securities Corp., as purchaser (the "Purchaser"), and Natixis Real Estate Capital Inc. ("Natixis RE") and Natixis Commercial Mortgage Funding, LLC ("Natixis CMF"), as sellers (each, a "Seller" and collectively, "Sellers").

            Capitalized terms used in this Agreement not defined herein shall have the meanings ascribed to them in the Pooling and Servicing Agreement dated as of August 1, 2007 (the "Pooling and Servicing Agreement") among the Purchaser, as depositor (the "Depositor"), Wells Fargo Bank, N.A., as master servicer (the "Master Servicer"), J.E. Robert Company, Inc., as special servicer (the "Special Servicer") and LaSalle Bank National Association, as trustee (the "Trustee"), pursuant to which the Purchaser will sell the Mortgage Loans (as defined herein) to a trust fund and certificates representing ownership interests in the Mortgage Loans will be issued by the trust fund. For purposes of this Agreement, the term "Natixis RE Mortgage Loans" refers to the mortgage loans listed on Exhibit A-1, the term "Natixis CMF Mortgage Loans" refers to the mortgage loans listed on Exhibit A-2, the term "Mortgage Loans" refers to the Natixis RE Mortgage Loans and the Natixis CMF Mortgage Loans, collectively, and the term "Mortgaged Properties" refers to the properties securing such Mortgage Loans.

            The Purchaser and the Sellers wish to prescribe the manner of sale of the Natixis RE Mortgage Loans from Natixis RE to the Purchaser and the sale of the Natixis CMF Mortgage Loans from Natixis CMF to the Purchaser and in consideration of the premises and the mutual agreements hereinafter set forth, agree as follows:

            SECTION 1. Sale and Conveyance of Mortgages; Possession of Mortgage File. Effective as of the Closing Date and upon receipt of the purchase price set forth in the immediately succeeding paragraph, each of Natixis RE and Natixis CMF does hereby sell, transfer, assign, set over and convey to the Purchaser, without recourse (subject to certain agreements regarding servicing as provided in the Pooling and Servicing Agreement, subservicing agreements permitted thereunder and that certain Servicing Rights Purchase Agreement, dated as of the Closing Date between the Master Servicer and the Sellers) all of its right, title, and interest in and to the Natixis RE Mortgage Loans, in the case of Natixis RE, and the Natixis CMF Mortgage Loans, in the case of Natixis CMF, including all interest and principal received on or with respect to such Mortgage Loans after the Cut-off Date (other than payments of principal and interest first due on such Mortgage Loans on or before the Cut-off Date), and in the case of the Logan Portfolio Loans, the "regular interest" and "residual interest" in each individual loan REMIC formed pursuant to the respective REMIC Declarations executed on July 5, 2007. Upon the sale of the Mortgage Loans, the ownership of each related Mortgage Note, the Mortgage, the other contents of the related Mortgage File and each REMIC Declaration will be vested in the Purchaser and immediately thereafter the Trustee and the ownership of records and documents with respect to the related Mortgage Loan prepared by or which come into the possession of each Seller (other than the records and documents described in the proviso to Section 3(a) hereof) shall immediately vest in the Purchaser and immediately thereafter the Trustee. Each Seller's records will accurately reflect the sale of each such Mortgage Loan to the Purchaser. On the Closing Date, the Seller shall also deliver to the Depositor an amount equal to $252,236.20, which amount represents the aggregate amount of interest that would have accrued at the related Mortgage Rates on the applicable Mortgage Loans commencing August 1, 2007 for those Mortgage Loans that do not have a Due Date in September 2007. The Depositor will sell the Class A-1, Class A-2, Class A-3, Class A-4, Class A-SB, Class A-1A, Class X, Class A-M, Class A-J, Class B, Class C, Class D, Class E and Class F Certificates (the "Offered Certificates") to the underwriters (the "Underwriters") specified in the underwriting agreement, dated as of August 24, 2007 (the "Underwriting Agreement") between the Depositor and J.P. Morgan Securities Inc. ("JPMSI") for itself and as representative of the several underwriters identified therein, and the Depositor will sell the Class G, Class H and Class J Certificates and a portion of the Class K Certificates to JPMSI and/or UBS Securities LLC as initial purchasers and sell the remaining portion of the Class K Certificates and the Class L, Class M, Class N, Class P, Class Q, Class T and Class NR Certificates through JPMSI, as placement agent pursuant to the certificate purchase and placement agreement dated August 24, 2007 (the "Certificate Purchase and Placement Agreement"), among the Depositor, JPMSI, for itself as initial purchaser and on behalf of UBS Securities LLC, as initial purchaser, and JPMSI as placement agent.

            The sale and conveyance of the Mortgage Loans is being conducted on an arms length basis and upon commercially reasonable terms. As the purchase price for the Natixis RE Mortgage Loans and the Natixis CMF Mortgage Loans, the Purchaser shall pay to Natixis RE or at Natixis RE's direction in immediately available funds the sum of $474,577,759.40 (which amount is inclusive of accrued interest and exclusive of Natixis RE's and Natixis CMF's pro rata share of the costs set forth in Section 9 hereof). The purchase and sale of the Mortgage Loans shall take place on the Closing Date.

            SECTION 2. Books and Records; Certain Funds Received After the Cut-off Date. From and after the sale of the Mortgage Loans to the Purchaser, record title to each Mortgage and the related Mortgage Note shall be transferred to the Trustee in accordance with this Agreement. Any funds due after the Cut-off Date in connection with a Mortgage Loan received by a Seller shall be held in trust for the benefit of the Trustee as the owner of such Mortgage Loan and shall be transferred promptly to the Master Servicer. All scheduled payments of principal and interest due on or before the Cut-off Date but collected after the Cut-off Date, and recoveries of principal and interest collected on or before the Cut-off Date (only in respect of principal and interest on the Mortgage Loans due on or before the Cut-off Date and principal prepayments thereon), shall belong to, and shall be promptly remitted to, the applicable Seller.

            The transfer of each Mortgage Loan shall be reflected on the applicable Seller's balance sheets and other financial statements as a sale of such Mortgage Loan by the applicable Seller to the Purchaser. Each Seller intends to treat the transfer of each Mortgage Loan to the Purchaser as a sale for tax purposes.

            The transfer of each Mortgage Loan shall be reflected on the Purchaser's balance sheets and other financial statements as a purchase of such Mortgage Loan by the Purchaser from the applicable Seller. The Purchaser intends to treat the transfer of each Mortgage Loan from the applicable Seller as a purchase for tax purposes.

            SECTION 3. Delivery of Mortgage Loan Documents; Additional Costs and Expenses. (a) The Purchaser hereby directs each Seller, and each Seller hereby agrees, upon the transfer of the Mortgage Loans contemplated herein, to deliver on the Closing Date to the Trustee or a Custodian appointed thereby, all documents, instruments and agreements required to be delivered by the Purchaser to the Trustee with respect to the applicable Mortgage Loans under Sections 2.01(b) and 2.01(c) of the Pooling and Servicing Agreement, and meeting all the requirements of such Sections 2.01(b) and 2.01(c), and such other documents, instruments and agreements as the Purchaser or the Trustee shall reasonably request. In addition, each Seller agrees to deliver or cause to be delivered to the Master Servicer, the Servicing File for each Mortgage Loan transferred pursuant to this Agreement; provided that neither Seller shall be required to deliver any draft documents, or any attorney client communications which are privileged communications or constitute legal or other due diligence analyses, or internal communications of such Seller or its affiliates, or credit underwriting or other analyses or data.

            (a) With respect to the transfer described in Section 1 hereof, if the Mortgage Loan documents do not require the related Mortgagor to pay any costs and expenses relating to any modifications to a related letter of credit which modifications are required to effectuate such transfer (the "Transfer Modification Costs"), then the applicable Seller shall pay the Transfer Modification Costs required to transfer the letter of credit to the Trustee as described in such Section 1; provided that if the Mortgage Loan documents require the related Mortgagor to pay any Transfer Modification Costs, such Transfer Modification Costs shall be an expense of the Mortgagor unless such Mortgagor fails to pay such Transfer Modification Costs after the Master Servicer has exercised all remedies available under the Mortgage Loan documents to collect such Transfer Modification Costs from such Mortgagor, in which case the Master Servicer shall give the applicable Seller notice of such failure and the amount of such Transfer Modification costs and the applicable Seller shall pay such Transfer Modification Costs.

            SECTION 4. Treatment as a Security Agreement. Each Seller, concurrently with the execution and delivery hereof, has conveyed to the Purchaser, all of its right, title and interest in and to the applicable Mortgage Loans. The parties intend that such conveyance of each Seller's right, title and interest in and to the applicable Mortgage Loans pursuant to this Agreement shall constitute a purchase and sale and not a loan. If such conveyance is deemed to be a pledge and not a sale, then the parties also intend and agree that the applicable Seller shall be deemed to have granted, and in such event does hereby grant, to the Purchaser, a first priority security interest in all of its right, title and interest in, to and under the applicable Mortgage Loans, all payments of principal or interest on such Mortgage Loans due after the Cut-off Date, all other payments made in respect of such Mortgage Loans after the Cut-off Date (except to the extent such payments were due on or before the Cut-off Date) and all proceeds thereof and that this Agreement shall constitute a security agreement under applicable law. If such conveyance is deemed to be a pledge and not a sale, the applicable Seller consents to the Purchaser hypothecating and transferring such security interest in favor of the Trustee and transferring the obligation secured thereby to the Trustee.

            SECTION 5. Covenants of the Sellers. Each Seller covenants with the Purchaser as follows:

            (a) it shall record or cause a third party to record in the appropriate public recording office for real property the intermediate assignments of the applicable Mortgage Loans and the Assignments of Mortgage from such Seller to the Trustee in connection with the Pooling and Servicing Agreement; provided, if the related Mortgage has been recorded in the name of Mortgage Electronic Registration Systems, Inc. ("MERS") or its designee, no assignment of Mortgage Loans, Assignment of Mortgage or other recorded document in favor of the Trustee will be required to be prepared or delivered and instead, such Seller shall take all actions as are necessary to cause the Trustee to be shown as, and shall deliver evidence of any such transfers to the Master Servicer and the Special Servicer, and the Trustee shall take all actions necessary to confirm that it is shown as, the owner of the related Mortgage on the records of MERS for purposes of the system of recording transfers of beneficial ownership of mortgages maintained by MERS. All recording fees relating to the initial recordation of such intermediate assignments and Assignments of Mortgage shall be paid by such Seller;

            (b) it shall take any action reasonably required by the Purchaser, the Trustee or the Master Servicer, in order to assist and facilitate in the transfer of the servicing of the applicable Mortgage Loans to the Master Servicer, including effectuating the transfer of any letters of credit with respect to any applicable Mortgage Loan to the Trustee (in care of the Master Servicer) for the benefit of Certificateholders. Prior to the date that a letter of credit, if any, with respect to any applicable Mortgage Loan is transferred to the Trustee (in care of the Master Servicer), such Seller will cooperate with the reasonable requests of the Master Servicer or Special Servicer, as applicable, in connection with effectuating a draw under such letter of credit as required under the terms of the related Mortgage Loan documents;

            (c) if, during such period of time after the first date of the public offering of the Offered Certificates as in the opinion of counsel for the Underwriters, a prospectus relating to the Offered Certificates is required by applicable law to be delivered in connection with sales thereof by an Underwriter or a Dealer, any event shall occur as a result of which it is necessary to amend or supplement the Prospectus Supplement, including Annexes A-1, A-2, A-3 and B thereto and the Diskette included therewith, with respect to any information relating to the Mortgage Loans or such Seller, in order to make the statements therein, in the light of the circumstances when the Prospectus Supplement is delivered to a purchaser, not misleading, or if it is necessary to amend or supplement the Prospectus Supplement, including Annexes A-1, A-2, A-3 and B thereto and the Diskette included therewith, with respect to any information relating to the applicable Mortgage Loans or such Seller, to comply with applicable law, such Seller (or in the case of Natixis CMF, Natixis RE on behalf of such Seller) shall do all things necessary to assist the Depositor to prepare and furnish, at the expense of such Seller (to the extent that such amendment or supplement relates to such Seller, the Mortgage Loans listed on Exhibit A-1, or Exhibit A-2, as applicable, and/or any information relating to the same, as provided by such Seller), to the Underwriters such amendments or supplements to the Prospectus Supplement as may be necessary, so that the statements in the Prospectus Supplement as so amended or supplemented, including Annexes A-1, A-2, A-3 and B thereto and the Diskette included therewith, with respect to any information relating to the applicable Mortgage Loans or such Seller, will not, in the light of the circumstances when the Prospectus is so amended or supplemented, be misleading or so that the Prospectus Supplement, including Annexes A-1, A-2, A-3 and B thereto and the Diskette included therewith, with respect to any information relating to the applicable Mortgage Loans or such Seller, will comply with applicable law. All terms used in this clause (c) and not otherwise defined herein shall have the meaning set forth in the Indemnification Agreement, dated as of August 24, 2007 between the Purchaser and Natixis RE (the "Indemnification Agreement"); and

            (d) for so long as the Trust is subject to the reporting requirements of the Exchange Act, such Seller (or in the case of Natixis CMF, Natixis RE on behalf of such Seller) shall provide the Purchaser (or with respect to any Companion Loan related to a Serviced Whole Loan or any Serviced Securitized Companion Loan that is deposited into an Other Securitization or a Regulation AB Companion Loan Securitization, the depositor in such Other Securitization or Regulation AB Companion Loan Securitization) and the Trustee with any Additional Form 10-D Disclosure and any Additional Form 10-K Disclosure set forth next to the Purchaser's name on Schedule X and Schedule Y of the Pooling and Servicing Agreement within the time periods set forth in the Pooling and Servicing Agreement.

            SECTION 6. Representations and Warranties.

            (a) Each Seller represents and warrants to the Purchaser as of the Closing Date that:

            (i)(A) in the case of Natixis RE, it is a corporation, duly organized, validly existing and in good standing under the laws of the State of New York and (B) in the case of Natixis CMF, it is a limited liability company, duly organized, validly existing and in good standing under the laws of the State of Delaware;

            (ii) it has the power and authority to own its property and to carry on its business as now conducted;

            (iii) it has the power to execute, deliver and perform this Agreement;

            (iv) it is legally authorized to transact business in the State of New York. Such Seller is in compliance with the laws of each state in which any Mortgaged Property is located to the extent necessary so that a subsequent holder of the related Mortgage Loan (including, without limitation, the Purchaser) that is in compliance with the laws of such state would not be prohibited from enforcing such Mortgage Loan solely by reason of any non-compliance by such Seller;

            (v) the execution, delivery and performance of this Agreement by such Seller have been duly authorized by all requisite action by such Seller's board of directors and will not violate or breach any provision of its organizational documents;

            (vi) this Agreement has been duly executed and delivered by such Seller and constitutes a legal, valid and binding obligation of such Seller, enforceable against it in accordance with its terms (except as enforcement thereof may be limited by bankruptcy, receivership, conservatorship, reorganization, insolvency, moratorium or other laws affecting the enforcement of creditors' rights generally and by general equitable principles regardless of whether enforcement is considered in a proceeding in equity or at law);

            (vii) there are no legal or governmental proceedings pending to which such Seller is a party or of which any property of such Seller is the subject which, if determined adversely to such Seller, would reasonably be expected to adversely affect (A) the transfer of the applicable Mortgage Loans and the Mortgage Loan documents as contemplated herein, (B) the execution and delivery by such Seller or enforceability against such Seller of the applicable Mortgage Loans or this Agreement, or
      (C) the performance of such Seller's obligations hereunder;

            (viii) it has no actual knowledge that any statement, report, officer's certificate or other document prepared and furnished or to be furnished by such Seller in connection with the transactions contemplated hereby (including, without limitation, any financial cash flow models and underwriting file abstracts furnished by such Seller) contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements contained therein, in the light of the circumstances under which they were made, not misleading;

            (ix) it is not, nor with the giving of notice or lapse of time or both would be, in violation of or in default under any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which it is a party or by which it or any of its properties is bound, except for violations and defaults which individually and in the aggregate would not have a material adverse effect on the transactions contemplated herein; the sale of the applicable Mortgage Loans and the performance by such Seller of all of its obligations under this Agreement and the consummation by such Seller of the transactions herein contemplated do not conflict with or result in a breach of any of the terms or provisions of, or constitute a default under, any material indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which such Seller is a party or by which such Seller is bound or to which any of the property or assets of such Seller is subject, nor will any such action result in any violation of the provisions of any applicable law or statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over such Seller, or any of its properties, except for conflicts, breaches, defaults and violations which individually and in the aggregate would not have a material adverse effect on the transactions contemplated herein; and no consent, approval, authorization, order, license, registration or qualification of or with any such court or governmental agency or body is required for the consummation by such Seller of the transactions contemplated by this Agreement, other than any consent, approval, authorization, order, license, registration or qualification that has been obtained or made;

            (x) it has either (A) not dealt with any Person (other than the Purchaser or the Dealers or their respective affiliates or any servicer of a related Mortgage Loan) that may be entitled to any commission or compensation in connection with the sale or purchase of the related Mortgage Loans or entering into this Agreement or (B) paid in full any such commission or compensation (except with respect to any servicer of a related Mortgage Loan, any commission or compensation that may be due and payable to such servicer if such servicer is terminated and does not continue to act as a servicer); and

            (xi) it is solvent and the sale of the applicable Mortgage Loans hereunder will not cause it to become insolvent; and the sale of the applicable Mortgage Loans is not undertaken with the intent to hinder, delay or defraud any of such Seller's creditors.

            (b) The Purchaser represents and warrants to such Seller as of the Closing Date that:

            (i) it is a corporation duly organized, validly existing, and in good standing in the State of Delaware;

            (ii) it is duly qualified as a foreign corporation in good standing in all jurisdictions in which ownership or lease of its property or the conduct of its business requires such qualification, except where the failure to be so qualified would not have a material adverse effect on the Purchaser, and the Purchaser is conducting its business so as to comply in all material respects with the applicable statutes, ordinances, rules and regulations of each jurisdiction in which it is conducting business;

            (iii) it has the power and authority to own its property and to carry on its business as now conducted;

            (iv) it has the power to execute, deliver and perform this Agreement, and neither the execution and delivery by the Purchaser of this Agreement, nor the consummation by the Purchaser of the transactions herein contemplated, nor the compliance by the Purchaser with the provisions hereof, will (A) conflict with or result in a breach of, or constitute a default under, any of the provisions of the certificate of incorporation or by-laws of the Purchaser or any of the provisions of any law, governmental rule, regulation, judgment, decree or order binding on the Purchaser or any of its properties, or any indenture, mortgage, contract or other instrument or agreement to which the Purchaser is a party or by which it is bound, or (B) result in the creation or imposition of any lien, charge or encumbrance upon any of the Purchaser's property pursuant to the terms of any such indenture, mortgage, contract or other instrument or agreement;

            (v) this Agreement constitutes a legal, valid and binding obligation of the Purchaser enforceable against it in accordance with its terms (except as enforcement thereof may be limited by (a) bankruptcy, receivership, conservatorship, reorganization, insolvency, moratorium or other laws affecting the enforcement of creditors' rights generally and
      (b) general equitable principles (regardless of whether enforcement is considered in a proceeding in equity or law));

            (vi) there are no legal or governmental proceedings pending to which the Purchaser is a party or of which any property of the Purchaser is the subject which, if determined adversely to the Purchaser, might interfere with or adversely affect the consummation of the transactions contemplated herein and in the Pooling and Servicing Agreement; to the best of the Purchaser's knowledge, no such proceedings are threatened or contemplated by any governmental authorities or threatened by others;

            (vii) it is not in default with respect to any order or decree of any court or any order, regulation or demand of any federal, state municipal or governmental agency, which default might have consequences that would materially and adversely affect the condition (financial or other) or operations of the Purchaser or its properties or might have consequences that would materially and adversely affect its performance hereunder;

            (viii) it has not dealt with any broker, investment banker, agent or other person, other than the Sellers, the Dealers and their respective affiliates, that may be entitled to any commission or compensation in connection with the purchase and sale of the Mortgage Loans or the consummation of any of the transactions contemplated hereby;

            (ix) all consents, approvals, authorizations, orders or filings of or with any court or governmental agency or body, if any, required for the execution, delivery and performance of this Agreement by the Purchaser have been obtained or made; and

            (x) it has not intentionally violated any provisions of the United States Banking Secrecy Act, the United States Money Laundering Control Act of 1986 or the United States International Money Laundering Abatement and Anti-Terrorism Financing Act of 2001.

            (c) Natixis RE further makes the representations and warranties as to the Natixis RE Mortgage Loans and the Natixis CMF Mortgage Loans set forth in Exhibit B as of the Closing Date (or as of such other date if specifically provided in the particular representation or warranty), which representations and warranties are subject to the exceptions thereto set forth in Exhibit C. Neither the delivery by the Sellers of the Mortgage Files, Servicing Files, or any other documents required to be delivered under Section 2.01 of the Pooling and Servicing Agreement, nor the review thereof or any other due diligence by the Trustee, any Master Servicer, the Special Servicer, a Certificate Owner or any other Person shall relieve a Seller of any liability or obligation with respect to any representation or warranty or otherwise under this Agreement or constitute notice to any Person of a Breach or Defect (it being understood that only Natixis RE shall be liable with respect to any representation or warranty set forth on Exhibit B with respect to the Mortgage Loans (including the Natixis CMF Mortgage Loans)).

            (d) Pursuant to this Agreement or Section 2.03(b) of the Pooling and Servicing Agreement, the Sellers and the Purchaser shall be given notice of any Breach or Defect that materially and adversely affects the value of any Mortgage Loan, the value of the related Mortgaged Property or the interests of the Trustee or any Certificateholder therein.

            (e) Upon notice pursuant to Section 6(d) above, Natixis RE shall, not later than 90 days from the earlier of a Seller's receipt of the notice or, in the case of a Defect or Breach relating to a Mortgage Loan not being a "qualified mortgage" within the meaning of Section 860G(a)(3) of the Code, but without regard to the rule of Treasury Regulation Section 1.860G-2(f)(2) that causes a defective mortgage loan to be treated as a qualified mortgage, a Seller's discovery of such Breach or Defect (the "Initial Resolution Period"),
(i) cure such Defect or Breach, as the case may be, in all material respects,
(ii) repurchase the affected Mortgage Loan at the applicable Repurchase Price (as defined below) or (iii) substitute a Qualified Substitute Mortgage Loan (as defined below) for such affected Mortgage Loan (provided that in no event shall any such substitution occur later than the second anniversary of the Closing
Date) and pay the Master Servicer for deposit into the Certificate Account, any Substitution Shortfall Amount (as defined below) in connection therewith; provided, however, that except with respect to a Defect resulting solely from the failure by a Seller to deliver to the Trustee or Custodian the actual policy of lender's title insurance required pursuant to clause (ix) of the definition of Mortgage File by a date not later than 18 months following the Closing Date, if such Breach or Defect is capable of being cured but is not cured within the Initial Resolution Period, and Natixis RE has commenced and is diligently proceeding with the cure of such Breach or Defect within the Initial Resolution Period, Natixis RE shall have an additional 90 days commencing immediately upon the expiration of the Initial Resolution Period (the "Extended Resolution Period") to complete such cure (or, failing such cure, to repurchase the related Mortgage Loan or substitute a Qualified Substitute Mortgage Loan as described above); and provided, further, that with respect to the Extended Resolution Period Natixis RE shall have delivered an officer's certificate to the Rating Agencies, the Master Servicer, the Special Servicer, the Trustee and the Directing Certificateholder setting forth the reason such Breach or Defect is not capable of being cured within the Initial Resolution Period and what actions Natixis RE is pursuing in connection with the cure thereof and stating that Natixis RE anticipates that such Breach or Defect will be cured within the Extended Resolution Period. Notwithstanding the foregoing, any Defect or Breach which causes any Mortgage Loan not to be a "qualified mortgage" (within the meaning of Section 860G(a)(3) of the Code, without regard to the rule of Treasury Regulations Section 1.860G-2(f)(2) which causes a defective mortgage loan to be treated as a qualified mortgage) shall be deemed to materially and adversely affect the interests of the holders of the Certificates therein, and such Mortgage Loan shall be repurchased or a Qualified Substitute Mortgage Loan substituted in lieu thereof without regard to the extended cure period described in the preceding sentence. If the affected Mortgage Loan is to be repurchased, Natixis RE shall remit the Repurchase Price (defined below) in immediately available funds to the Trustee.

            If any Breach pertains to a representation or warranty that the related Mortgage Loan documents or any particular Mortgage Loan document requires the related Mortgagor to bear the costs and expenses associated with any particular action or matter under such Mortgage Loan document(s), then Natixis RE shall cure such Breach within the applicable cure period (as the same may be extended) by reimbursing the Trust Fund (by wire transfer of immediately available funds) the reasonable amount of any such costs and expenses incurred by the Master Servicer, the Special Servicer, the Trustee or the Trust Fund that are the basis of such Breach and have not been reimbursed by the related Mortgagor; provided, however, that in the event any such costs and expenses exceed $10,000, Natixis RE shall have the option to either repurchase or substitute for the related Mortgage Loan as provided above or pay such costs and expenses. Except as provided in the proviso to the immediately preceding sentence, Natixis RE shall remit the amount of such costs and expenses and upon its making such remittance, Natixis RE shall be deemed to have cured such Breach in all respects. To the extent any fees or expenses that are the subject of a cure by Natixis RE are subsequently obtained from the related Mortgagor, the portion of the cure payment equal to such fees or expenses obtained from the Mortgagor shall be returned to Natixis RE pursuant to Section 2.03(f) of the Pooling and Servicing Agreement. Notwithstanding the foregoing, the sole remedy with respect to any breach of the representation set forth in the second to last sentence of clause (32) of Exhibit B hereto shall be payment by Natixis RE of such costs and expenses without respect to the materiality of such breach.

            Any of the following will cause a document in the Mortgage File to be deemed to have a Defect and to be conclusively presumed to materially and adversely affect the interests of Certificateholders in a Mortgage Loan and to be deemed to materially and adversely affect the interests of the Certificateholders in and the value of a Mortgage Loan: (a) the absence from the Mortgage File of the original signed Mortgage Note, unless the Mortgage File contains a signed lost note affidavit and indemnity with a copy of the Mortgage Note that appears to be regular on its face; (b) the absence from the Mortgage File of the original signed Mortgage that appears to be regular on its face, unless there is included in the Mortgage File a certified copy of the Mortgage and a certificate stating that the original signed Mortgage was sent for recordation; (c) the absence from the Mortgage File of the lender's title insurance policy (or if the policy has not yet been issued, an original or copy of a "marked up" written commitment or the pro-forma or specimen title insurance policy or a commitment to issue the same pursuant to written escrow instructions signed by the title insurance company) called for by clause (ix) of the definition of "Mortgage File" in the Pooling and Servicing Agreement; (d) the absence from the Mortgage File of any required letter of credit; (e) with respect to any leasehold mortgage loan, the absence from the related Mortgage File of a copy (or an original, if available) of the related Ground Lease; or
(f) the absence from the Mortgage File of any intervening assignments required to create a complete chain of assignments to the Trustee on behalf of the Trust, unless there is included in the Mortgage File a certified copy of the intervening assignment and a certificate stating that the original intervening assignments were sent for recordation; provided, however, that no Defect (except the Defects previously described in clauses (a) through (f)) shall be considered to materially and adversely affect the value of any Mortgage Loan, the value of the related Mortgaged Property, or the interests of the Trustee therein or the interests of any Certificateholder therein unless the document with respect to which the Defect exists is required in connection with an imminent enforcement of the Mortgagee's rights or remedies under the related Mortgage Loan, defending any claim asserted by any borrower or third party with respect to the Mortgage Loan, establishing the validity or priority of any lien on any collateral securing the Mortgage Loan or for any immediate significant servicing obligation. Notwithstanding the foregoing, the delivery of executed escrow instructions or a commitment to issue a lender's title insurance policy, as provided in clause (ix) of the definition of "Mortgage File" in the Pooling and Servicing Agreement, in lieu of the delivery of the actual policy of lender's title insurance, shall not be considered a Defect or Breach with respect to any Mortgage File if such actual policy is delivered to the Trustee or its Custodian within 18 months after the Closing Date.

            If (i) any Mortgage Loan is required to be repurchased or substituted for in the manner described in the first paragraph of this Section 6(e), (ii) such Mortgage Loan is a Crossed Loan, and (iii) the applicable Defect or Breach does not constitute a Defect or Breach, as the case may be, as to any other Crossed Loan in such Crossed Group (without regard to this paragraph), then the applicable Defect or Breach, as the case may be, will be deemed to constitute a Defect or Breach, as the case may be, as to each other Crossed Loan in the Crossed Group for purposes of this paragraph, and Natixis RE will be required to repurchase or substitute for all of the remaining Crossed Loans in the related Crossed Group as provided in the first paragraph of this Section 6(e) unless such other Crossed Loans in such Crossed Group satisfy the Crossed Loan Repurchase Criteria, and the Mortgage Loan affected by the applicable Defect or Breach and the Qualified Substitute Mortgage Loan, if any, satisfy all other criteria for repurchase or substitution, as applicable, of Mortgage Loans set forth herein. In the event that the remaining Crossed Loans satisfy the aforementioned criteria, Natixis RE may elect either to repurchase or substitute for only the affected Crossed Loan as to which the related Breach or Defect exists or to repurchase or substitute for all of the Crossed Loans in the related Crossed Group. Natixis RE shall be responsible for the cost of any Appraisal required to be obtained by the Master Servicer to determine if the Crossed Loan Repurchase Criteria have been satisfied, so long as the scope and cost of such Appraisal has been approved by Natixis RE (such approval not to be unreasonably withheld).

            To the extent that Natixis RE is required to repurchase or substitute for a Crossed Loan hereunder in the manner prescribed above while the Trustee continues to hold any other Crossed Loans in such Crossed Group, neither Natixis RE nor the Trustee shall enforce any remedies against the other's Primary Collateral, but each is permitted to exercise remedies against the Primary Collateral securing its respective Crossed Loans, including with respect to the Trustee, the Primary Collateral securing Crossed Loans still held by the Trustee.

            If the exercise of remedies by one party would materially impair the ability of the other party to exercise its remedies with respect to the Primary Collateral securing the Crossed Loans held by such party, then Natixis RE and the Trustee shall forbear from exercising such remedies until the Mortgage Loan documents evidencing and securing the relevant Crossed Loans can be modified in a manner that removes the threat of material impairment as a result of the exercise of remedies or some other accommodation can be reached. Any reserve or other cash collateral or letters of credit securing the Crossed Loans shall be allocated between such Crossed Loans in accordance with the Mortgage Loan documents, or otherwise on a pro rata basis based upon their outstanding Stated Principal Balances. Notwithstanding the foregoing, if a Crossed Loan that remains in the Trust Fund is modified to terminate the related cross collateralization and/or cross default provisions, as a condition to such modification, Natixis RE shall furnish to the Trustee an Opinion of Counsel that any modification shall not cause an Adverse REMIC Event. Any expenses incurred by the Purchaser in connection with such modification or accommodation (including but not limited to recoverable attorney fees) shall be paid by Natixis RE.

            The "Repurchase Price" with respect to any Mortgage Loan or REO Loan to be repurchased pursuant to this Agreement and Section 2.03 of the Pooling and Servicing Agreement, shall have the meaning given to the term "Purchase Price" in the Pooling and Servicing Agreement.

            A "Qualified Substitute Mortgage Loan" with respect to any Mortgage Loan or REO Loan to be substituted pursuant to this Agreement and Section 2.03 of the Pooling and Servicing Agreement, shall have the meaning given to such term in the Pooling and Servicing Agreement.

            A "Substitution Shortfall Amount" with respect to any Mortgage Loan or REO Loan to be substituted pursuant to this Agreement and Section 2.03 of the Pooling and Servicing Agreement, shall have the meaning given to such term in the Pooling and Servicing Agreement.

            In connection with any repurchase or substitution of one or more Mortgage Loans contemplated hereby, (i) the Purchaser shall execute and deliver, or cause the execution and delivery of, such endorsements and assignments, without recourse, as shall be necessary to vest in Natixis RE the legal and beneficial ownership of each repurchased Mortgage Loan or replaced Mortgage Loan, as applicable, (ii) the Purchaser shall deliver, or cause the delivery, to Natixis RE of all portions of the Mortgage File and other documents (including the Servicing File) pertaining to such Mortgage Loan possessed by the Trustee, or on the Trustee's behalf, and (iii) the Purchaser shall release, or cause to be released, to Natixis RE any escrow payments and reserve funds held by the Trustee, or on the Trustee's behalf, in respect of such repurchased or replaced Mortgage Loans.

            (f) The representations and warranties of the parties hereto shall survive the execution and delivery and any termination of this Agreement and shall inure to the benefit of the respective parties, notwithstanding any restrictive or qualified endorsement on the Mortgage Notes or Assignment of Mortgage or the examination of the Mortgage Files.

            (g) Each party hereby agrees to promptly notify the other party of any Breach of a representation or warranty contained in this Section 6. Natixis RE's obligation to cure any Breach or Defect or repurchase or substitute for the affected Mortgage Loan pursuant to Section 6(e) herein shall constitute the sole remedy available to the Purchaser in connection with a Breach or Defect (subject to the last sentence of the second paragraph of Section 6(e)). It is acknowledged and agreed that the representations and warranties are being made for risk allocation purposes only; provided, however, that no limitation of remedy is implied with respect to Natixis RE's breach of its obligation to cure, repurchase or substitute in accordance with the terms and conditions of this Agreement.

            SECTION 7. Conditions to Closing. The obligations of the Purchaser to purchase the Mortgage Loans shall be subject to the satisfaction, on or prior to the Closing Date, of the following conditions:

            (a) Each of the obligations of each Seller required to be performed by it at or prior to the Closing Date pursuant to the terms of this Agreement shall have been duly performed and complied with and all of the representations and warranties of each Seller under this Agreement shall be true and correct in all material respects as of the Closing Date, and no event shall have occurred as of the Closing Date which, with notice or passage of time, would constitute a default under this Agreement, and the Purchaser shall have received a certificate to the foregoing effect signed by an authorized officer of each Seller substantially in the form of Exhibit D.

            (b) The Purchaser shall have received the following additional closing documents with respect to each Seller:

            (i)(A) in the case of Natixis RE, copies of such Seller's articles of association and by-laws and (B) in the case of Natixis CMF, copies of such Seller's certificate of formation and limited liability company agreement, certified as of a recent date by the Secretary or Assistant Secretary of such Seller;

            (ii) an original or copy of a certificate of good standing of such Seller issued by (A) in the case of Natixis RE, the Secretary of the State of New York and (B) in the case of Natixis CMF, the Secretary of State of the State of Delaware dated not earlier than sixty days prior to the Closing Date;

            (iii) an opinion of counsel of such Seller, in form and substance satisfactory to the Purchaser and its counsel, substantially to the effect that:

                  (A) (A) in the case of Natixis RE, such Seller is a
            corporation, duly organized, validly existing and in good standing under the laws of the State of New York and (B) in the case of Natixis CMF, such Seller is a limited liability company, duly organized, validly existing and in good standing under the laws of the State of Delaware;

                  (B) such Seller has the power to conduct its business as now conducted and to incur and perform its obligations under this Agreement and, in the case of Natixis RE, the Indemnification Agreement;

                  (C) all necessary corporate or other action has been taken by such Seller to authorize the execution, delivery and performance of this Agreement and, in the case of Natixis RE, the Indemnification Agreement by such Seller and this Agreement is a legal, valid and binding agreement of such Seller enforceable against such Seller, whether such enforcement is sought in a procedure at law or in equity, except to the extent such enforcement may be limited by bankruptcy or other similar creditors' laws or principles of equity and public policy considerations underlying the securities laws, to the extent that such public policy considerations limit the enforceability of the provisions of the Agreement which purport to provide indemnification with respect to securities law violations;

                  (D) such Seller's execution and delivery of, and such Seller's performance of its obligations under, each of this Agreement and, in the case of Natixis RE, the Indemnification Agreement do not and will not conflict with such Seller's organizational documents or conflict with or result in the breach of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other material agreement or instrument to which such Seller is a party or by which such Seller is bound, or to which any of the property or assets of such Seller is subject or violate any provisions of law or conflict with or result in the breach of any order of any court or any governmental body binding on such Seller;

                  (E) there is no litigation, arbitration or mediation pending before any court, arbitrator, mediator or administrative body, or to such counsel's actual knowledge, threatened, against such Seller which (i) questions, directly or indirectly, the validity or enforceability of this Agreement or, in the case of Natixis RE, the Indemnification Agreement or (ii) would, if decided adversely to the Sellers, either individually or in the aggregate, reasonably be expected to have a material adverse effect on the ability of such Seller to perform its obligations under this Agreement or, in the case of Natixis RE, the Indemnification Agreement; and

                  (F) no consent, approval, authorization, order, license,
            registration or qualification of or with federal court or governmental agency or body is required for the consummation by such Seller of the transactions contemplated by this Agreement and, in the case of Natixis RE, the Indemnification Agreement, except such consents, approvals, authorizations, orders, licenses, registrations or qualifications as have been obtained; and

            (iv) a letter from counsel of such Seller to the effect that nothing has come to such counsel's attention that would lead such counsel to believe that the Prospectus Supplement as of the date thereof or as of the Closing Date contains, with respect to such Seller or the related Mortgage Loans, any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements therein relating to such Seller or the related Mortgage Loans, in the light of the circumstances under which they were made, not misleading.

            (c) The Offered Certificates shall have been concurrently issued and sold pursuant to the terms of the Underwriting Agreement. The Private Certificates shall have been concurrently issued and sold pursuant to the terms of the Certificate Purchase and Placement Agreement.

            (d) Natixis RE shall have executed and delivered concurrently herewith the Indemnification Agreement.

            (e) Each Seller shall furnish the Purchaser with such other certificates of its officers or others and such other documents and opinions to evidence fulfillment of the conditions set forth in this Agreement as the Purchaser and its counsel may reasonably request.

            SECTION 8. Closing. The closing for the purchase and sale of the Mortgage Loans shall take place at the office of Cadwalader, Wickersham & Taft LLP, New York, New York, at 10:00 a.m., on the Closing Date or such other place and time as the parties shall agree. The parties hereto agree that time is of the essence with respect to this Agreement.

            SECTION 9. Expenses. The Sellers will pay their pro rata share (such Sellers' pro rata share to be determined according to the percentage that the aggregate principal balance as of the Cut-off Date of all the Mortgage Loans represents in proportion to the aggregate principal balance as of the Cut-off Date of all the mortgage loans to be included in the Trust Fund) of all costs and expenses of the Purchaser in connection with the transactions contemplated herein, including (without duplication thereof), but not limited to: (i) the costs and expenses of the Purchaser in connection with the purchase of the Mortgage Loans and other mortgage loans; (ii) the costs and expenses of reproducing and delivering the Pooling and Servicing Agreement and printing (or otherwise reproducing) and delivering the Certificates; (iii) the reasonable and documented fees, costs and expenses of the Trustee and its counsel incurred in connection with the Trustee entering into the Pooling and Servicing Agreement;
(iv) the fees and disbursements of a firm of certified public accountants selected by the Purchaser and the Sellers with respect to numerical information in respect of the Mortgage Loans, other mortgage loans and the Certificates included in the Prospectus, the Memoranda (as defined in the Indemnification Agreement) and any related 8-K Information (as defined in the Underwriting Agreement), or items similar to the 8-K Information, including the cost of obtaining any "comfort letters" with respect to such items; (v) the costs and expenses in connection with the qualification or exemption of the Certificates under state securities or blue sky laws, including filing fees and reasonable fees and disbursements of counsel in connection therewith; (vi) the costs and expenses in connection with any determination of the eligibility of the Certificates for investment by institutional investors in any jurisdiction and the preparation of any legal investment survey, including reasonable fees and disbursements of counsel in connection therewith; (vii) the costs and expenses in connection with printing (or otherwise reproducing) and delivering the Registration Statement, Prospectus and Memoranda, and the reproduction and delivery of this Agreement and the furnishing to the Underwriters of such copies of the Registration Statement, Prospectus, Memoranda and this Agreement as the Underwriters may reasonably request; (viii) the fees of the rating agency or agencies requested to rate the Certificates and (ix) the reasonable fees and expenses of Thacher Proffitt & Wood LLP, counsel to the Underwriters, and Cadwalader, Wickersham & Taft LLP, counsel to the Depositor.

            SECTION 10. Severability of Provisions. If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement. Furthermore, the parties shall in good faith endeavor to replace any provision held to be invalid or unenforceable with a valid and enforceable provision which most closely resembles, and which has the same economic effect as, the provision held to be invalid or unenforceable.

            SECTION 11. Governing Law. This Agreement shall be construed in accordance with the laws of the State of New York without regard to conflicts of law principles and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

            SECTION 12. No Third Party Beneficiaries. The parties do not intend the benefits of this Agreement to inure to any third party except as expressly set forth in Section 13.

            SECTION 13. Assignment. Each Seller hereby acknowledges that the Purchaser has, concurrently with the execution hereof, executed and delivered the Pooling and Servicing Agreement and that, in connection therewith, it has assigned its rights hereunder to the Trustee for the benefit of the Certificateholders to the extent set forth in the Pooling and Servicing Agreement and that the rights so assigned may be further assigned to, and shall inure to the benefit of, any successor trustee under the Pooling and Servicing Agreement. Each Seller hereby acknowledges its obligations (subject to the provisions hereof), including that of expense reimbursement, pursuant to Sections 2.01, 2.02 and 2.03 of the Pooling and Servicing Agreement. Except as set forth hereinabove and in Sections 2.01, 2.02 and 2.03 of the Pooling and Servicing Agreement, the representations and warranties of each Seller made hereunder and the remedies provided hereunder with respect to Breaches or Defects may not be further assigned by the Purchaser, the Trustee or any successor trustee. No owner of a Certificate issued pursuant to the Pooling and Servicing Agreement shall be deemed a successor or permitted assign because of such ownership. This Agreement shall bind and inure to the benefit of, and be enforceable by, each Seller, the Purchaser and their permitted successors and permitted assigns. The warranties and representations and the agreements made by each Seller herein shall survive delivery of the Mortgage Loans to the Trustee until the termination of the Pooling and Servicing Agreement.

            SECTION 14. Notices. All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given upon receipt by the intended recipient if personally delivered at or couriered, sent by facsimile transmission or mailed by first class or registered mail, postage prepaid, to (i) with respect to all notices of legal proceedings and similar matters, c/o Global Securitization Services, LLC, 400 West Main Street, Suite 338, Babylon, NY 11702, Attn.: Bernard J. Angelo, Fax No. (212) 302-8767 and
(ii) with respect to Natixis RE Mortgage Loans and Natixis CMF Mortgage Loans, c/o Natixis Real Estate Capital, Inc., 9 West 57th Street, 36th Floor, New York, New York 10019, Attention: Albert Zakes, fax number: (212) 891-1922

            SECTION 15. Amendment. This Agreement may be amended only by a written instrument which specifically refers to this Agreement and is executed by the Purchaser and each Seller; provided, however, that unless such amendment is to cure an ambiguity, mistake or inconsistency in this Agreement, no amendment shall be permitted unless each Rating Agency has delivered a written confirmation that such amendment will not result in a downgrade, withdrawal or qualification of the then current ratings of the Certificates and the cost of obtaining any Rating Agency confirmation shall be borne by the party requesting such amendment. This Agreement shall not be deemed to be amended orally or by virtue of any continuing custom or practice. No amendment to the Pooling and Servicing Agreement which relates to defined terms contained therein or any obligations of a Seller whatsoever shall be effective against such Seller unless such Seller shall have agreed to such amendment in writing.

            SECTION 16. Counterparts. This Agreement may be executed in any number of counterparts, and by the parties hereto in separate counterparts, each of which when executed and delivered shall be deemed to be an original and all of which taken together shall constitute one and the same instrument.

            SECTION 17. Exercise of Rights. No failure or delay on the part of any party to exercise any right, power or privilege under this Agreement and no course of dealing between a Seller and the Purchaser shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege under this Agreement preclude any other or further exercise thereof or the exercise of any other right, power or privilege. Except as set forth in
Section 6 herein, the rights and remedies herein expressly provided are cumulative and not exclusive of any rights or remedies which any party would otherwise have pursuant to law or equity. Except as set forth in Section 6 herein, no notice to or demand on any party in any case shall entitle such party to any other or further notice or demand in similar or other circumstances, or constitute a waiver of the right of either party to any other or further action in any circumstances without notice or demand.

            SECTION 18. No Partnership. Nothing herein contained shall be deemed or construed to create a partnership or joint venture between the parties hereto. Nothing herein contained shall be deemed or construed as creating an agency relationship between the Purchaser and a Seller and neither the Purchaser nor a Seller shall take any action which could reasonably lead a third party to assume that it has the authority to bind the other party or make commitments on such party's behalf.

            SECTION 19. Miscellaneous. This Agreement supersedes all prior agreements and understandings relating to the subject matter hereof. Neither this Agreement nor any term hereof may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against whom enforcement of the change, waiver, discharge or termination is sought.

                                   * * * * * *

            IN WITNESS WHEREOF, the Purchaser and each Seller have caused their names to be signed hereto by their respective officers thereunto duly authorized as of the day and year first above written.

                                       J.P. MORGAN CHASE COMMERCIAL MORTGAGE
                                          SECURITIES CORP., as Purchaser

                                       By:   /s/ Emanuel Chrysoulakis
                                          ------------------------------------
                                          Name:  Emanuel Chrysoulakis
                                          Title: Vice President

                                       NATIXIS REAL ESTATE CAPITAL INC., as
                                          Seller

                                       By:   /s/ Jon W. Brayshaw
                                          ------------------------------------
                                          Name:  Jon W. Brayshaw
                                          Title: Managing Director

                                       By:   /s/ Scott Douglass
                                          ------------------------------------
                                          Name:  Scott Douglass
                                          Title: Managing Director

                                       NATIXIS COMMERCIAL MORTGAGE FUNDING,
                                          LLC, as Seller

                                       By:   /s/ Bernard J. Angelo
                                          ------------------------------------
                                          Name:  Bernard J. Angelo
                                          Title: Senior Vice President

                                   EXHIBIT A-1

                        NATIXIS RE MORTGAGE LOAN SCHEDULE


JPMCC 2007-LDP12
Mortgage Loan Schedule (Natixis Real Estate Capital)


         Originator/Loan
Loan #   Seller                                           Mortgagor Name
------   ----------------   ---------------------------   -----------------------------------------------------------------
     3        NATIXIS       Natixis Real Estate Capital   Jemal's Darth Vader L.L.C.
    21        NATIXIS       Natixis Real Estate Capital   C & K Holding Company, Inc.
    24        NATIXIS       Natixis Real Estate Capital   KE Bentley One LLC, KGC Bentley Two LLC
    37        NATIXIS       Natixis Real Estate Capital   MDR Queensmark, LLC, Q.M. Apartments, L.P.
    45        NATIXIS       Natixis Real Estate Capital   Sidhal Equity, LLC, Woodland Equity, LLC, James Asset, LLC
                                                          EKG Investors, LLC, SCT Investors, LLC, RLZ Investors,LLC, MHFT
    47        NATIXIS       Natixis Real Estate Capital   Investors, LLC
    65        NATIXIS       Natixis Real Estate Capital   Sono Square Associates, LLC
    67        NATIXIS       Natixis Real Estate Capital   Villa Cristina, LLC
    84        NATIXIS       Natixis Real Estate Capital   Scientific Finance, LLC
    99        NATIXIS       Natixis Real Estate Capital   Medure SPE, LLC
 99.01        NATIXIS
 99.02        NATIXIS
   100        NATIXIS       Natixis Real Estate Capital   Epos Realty Associates, LLC
   114        NATIXIS       Natixis Real Estate Capital   RTC Austin, L.L.C.
   115        NATIXIS       Natixis Real Estate Capital   Capwell Commercial LP
   116        NATIXIS       Natixis Real Estate Capital   Prestonwood Partners Ltd.
   117        NATIXIS       Natixis Real Estate Capital   P.A. Properties, LLC
   132        NATIXIS       Natixis Real Estate Capital   LG-310 Clarksville IN, LLC
   133        NATIXIS       Natixis Real Estate Capital   Meridian III, LLC
   136        NATIXIS       Natixis Real Estate Capital   Clifton Park 2007, LLC
                                                          University Row LP, The Old Second National Bank of Aurora as
   139        NATIXIS       Natixis Real Estate Capital   Trustee Under Trust #4778
                                                          University Court LP, The Old Second National Bank of Aurora As
   142        NATIXIS       Natixis Real Estate Capital   Trustee Under Trust #4798
   143        NATIXIS       Natixis Real Estate Capital   LG-432 Beaver Creek OH, LLC
   145        NATIXIS       Natixis Real Estate Capital   LG-369 Decatur AL, LLC
   146        NATIXIS       Natixis Real Estate Capital   LG-328 Huntsville AL, LLC
                                                          University Commons LP, The Old Second National Bank of Aurora
   147        NATIXIS       Natixis Real Estate Capital   as Trustee Under Trust #5559
   148        NATIXIS       Natixis Real Estate Capital   LG-404 Flowood MS, LLC
   149        NATIXIS       Natixis Real Estate Capital   LG-435 Bowling Green KY, LLC
   150        NATIXIS       Natixis Real Estate Capital   LG-340 Savannah GA, LLC
   151        NATIXIS       Natixis Real Estate Capital   LG-306 Murfreesboro TN, LLC
   152        NATIXIS       Natixis Real Estate Capital   LG-332 W. Monroe LA, LLC
   153        NATIXIS       Natixis Real Estate Capital   LG-379 Gallatin TN, LLC
   155        NATIXIS       Natixis Real Estate Capital   LG-375 Canton MI, LLC
   156        NATIXIS       Natixis Real Estate Capital   LG-409 Ft. Olgethorpe GA, LLC
   157        NATIXIS       Natixis Real Estate Capital   LG-377 Oxford AL, LLC
   158        NATIXIS       Natixis Real Estate Capital   University Apartments of Greenville, LLC
   159        NATIXIS       Natixis Real Estate Capital   LG-381 Evansville IN, LLC
                                                          University Center LP, The Old Second National Bank of Aurora as
   160        NATIXIS       Natixis Real Estate Capital   Trustee Under Trust #5197
   161        NATIXIS       Natixis Real Estate Capital   LG-394 Austin TX, LLC
                                                          The Old Second National Bank of Aurora as Trustee Under Trust
   163        NATIXIS       Natixis Real Estate Capital   #6422, Phoenix Apartments LP


Loan #     Property Address                                                  City                     State   Zip Code
--------   ---------------------------------------------------------------   ----------------------   -----   ---------
       3   111 Massachusetts Avenue, NW                                      Washington                 DC     20001
      21   2114 Route 4 Eastbound                                            Fort Lee                   NJ     07024
      24   32 College Road                                                   Fairbanks                  AK     99701
      37   1900 55th Ave                                                     St. Petersburg             FL     33712
      45   20501 Ventura Blvd                                                Woodland Hills             CA     91364
      47   5021-5215 Fruitridge Road and 5304-5410 Stockton Boulevard        Sacramento                 CA     95820
      65   85 - 99 Water Street; 96 Water Street; and 17 Day Street          Norwalk                    CT     06854
      67   212 & 222 South Ocala Road and 2030 & 2043 Belle Vue Way          Tallahassee                FL     32304
      84   10150 Old Columbia Road                                           Columbia                   MD     21046
      99   Various                                                           Various                    PA    Various
   99.01   154 Keystone Drive (Rte 60 and Pulaski Road)                      Neshannock Township        PA     16105
   99.02   103 Sampson Street                                                New Castle                 PA     16101
     100   42 West Main Street                                               Owego                      NY     13827
     114   8015 Exchange Drive                                               Austin                     TX     78754
     115   7980-8080 Capwell Drive                                           Oakland                    CA     94621
     116   15203 Knoll Trail Road                                            Dallas                     TX     75248
     117   3827-3859 Pennsylvania Avenue                                     Washington                 DC     20020
     132   970 SH 131                                                        Clarksville                IN     47129
     133   11800 East Oswego Street                                          Englewood                  CO     80112
     136   1746 Route 9                                                      Clifton Park               NY     12065
     139   104 W. Cherry Street                                              Normal                     IL     61761
     142   801 Kingsley Street, 404 W. Locust Street, 206 W. Locust
           Street and 205 W. Willow Street                                   Normal                     IL     61761
     143   2819 Centre Drive                                                 Beavercreek                OH     45324
     145   2315 Beltline Road                                                Decatur                    AL     35601
     146   4249 Balmoral Drive                                               Huntsville                 AL     35801
     147   308 East Taylor Street, 501 South Fell Avenue, 103 West
           Locust Street and 605, 609 Hester Avenue                          Normal                     IL     61761
     148   277 Dogwood Blvd                                                  Flowood                    MS     39232
     149   2920 Scottsville Road                                             Bowling Green              KY     42103
     150   11301 Abercom Street                                              Savannah                   GA     31419
     151   740 NW Broad Street                                               Murfreesboro               TN     37129
     152   201 Constitution Drive                                            West Monroe                LA     71292
     153   1007 Village Green Crossing                                       Gallatin                   TN     37066
     155   39605 Ford Road                                                   Canton                     MI     48184
     156   2584 Battlefield Parkway                                          Fort Oglethorpe            GA     30742
     157   40 Ali Way                                                        Oxford                     AL     36203
     158   2899 and 2901 East 5th Street                                     Greenville                 NC     27858
     159   5645 Pearl Drive                                                  Evansville                 IN     47712
     160   116 W. Cherry Street                                              Normal                     IL     61761
     161   701 East Stassney                                                 Austin                     TX     78745
     163   101 West Phoenix Avenue                                           Normal                     IL     61761




                                                                                            Interest   Net Mortgage    Original
Loan #   County                 Property Name                        Size     Measure       Rate (%)   Interest Rate   Balance
------   --------------------   ----------------------------------   ------   -----------   --------   -------------   -----------
     3   District of Columbia   111 Massachusetts Avenue             254890   Square Feet    5.89700         5.87623    90,000,000
    21   Bergen                 Hilton Fort Lee                         237   Rooms          6.27800         6.25723    33,000,000
    24   North Star Borough     Bentley Mall                         177150   Square Feet    5.70100         5.68023    29,000,000
    37   Pinellas               Queensmark Apartments                   518   Units          6.16000         6.13923    18,100,000
    45   Los Angeles            The Chateau                           78246   Square Feet    5.75300         5.73223    14,200,000
    47   Sacremento             Stockridge Plaza                      94507   Square Feet    6.01400         5.99323    13,350,000
    65   Fairfield              SoNo Square                           93438   Square Feet    6.43500         6.41423     9,975,000
    67   Leon                   Villa Cristina                          130   Units          6.17000         6.14923     9,350,000
    84   Howard                 Scientific Labs Bldg                  75500   Square Feet    6.39000         6.36923     7,000,000
    99   Lawrence               Medure Portfolio                     104130   Square Feet    6.28700         6.26623     5,400,000
 99.01   Lawrence               Steelite Building                     62000   Square Feet    6.28700                     4,050,000
 99.02   Lawrence               Newspaper Holdings Building           42130   Square Feet    6.28700                     1,350,000
   100   Tioga                  Owego Fairgrounds                     67214   Square Feet    6.24000         6.21923     5,400,000
   114   Travis                 Ram-Tool & Supply                     56700   Square Feet    6.48000         6.36923     4,250,000
   115   Alameda                7980-8080 Capwell Drive               68235   Square Feet    5.77500         5.75423     4,250,000
   116   Dallas                 Prestonwood Village II                41322   Square Feet    6.22000         6.19923     4,100,000
   117   District of Columbia   Fairfax Village Shopping Center       21031   Square Feet    6.34500         6.26423     4,100,000
   132   Clark                  Clarksville - Logan                    7950   Square Feet    5.86500         5.84423     2,840,000
   133   Douglas                Meridian Village Center               13258   Square Feet    5.93200         5.91123     2,825,000
   136   Saratoga               Tractor Supply - Clifton Park         22670   Square Feet    6.28500         6.26423     2,800,000
   139   McLean                 University Row Tinervin                  30   Units          6.41000         6.38923     2,457,000
   142   McLean                 University Court Tinervin                30   Units          6.41000         6.38923     1,995,500
   143   Greene                 Logan Portfolio-Beavercreek, OH        7999   Square Feet    5.86500         5.84423     1,915,000
   145   Morgan                 Logan Portfolio-Decatur, AL            7947   Square Feet    5.86500         5.84423     1,755,000
   146   Madison                Logan Portfolio-Huntsville, AL         7839   Square Feet    5.86500         5.84423     1,750,000
   147   McLean                 University Commons Tinervin              34   Units          6.41000         6.38923     1,735,500
   148   Rankin                 Logan Portfolio-Flowood, MS            8060   Square Feet    5.86500         5.84423     1,655,000
   149   Warren                 Logan Portfolio-Bowling Green, KY      8140   Square Feet    5.86500         5.84423     1,630,000
   150   Chatham                Logan Portfolio-Savannah, GA           7409   Square Feet    5.86500         5.84423     1,555,000
   151   Rutherford             Logan Portfolio-Murfreesboro, TN       7839   Square Feet    5.86500         5.84423     1,545,000
   152   Ouachita Parish        Logan Portfolio-West Monroe, LA        7839   Square Feet    5.86500         5.84423     1,540,000
   153   Sumner                 Logan Portfolio-Gallatin, TN           7943   Square Feet    5.86500         5.84423     1,475,000
   155   Wayne                  Logan Portfolio-Canton, MI             8329   Square Feet    5.86500         5.84423     1,365,000
   156   Catoosa                Logan Portfolio-Ft. Oglethorpe, GA     8060   Square Feet    5.86500         5.84423     1,305,000
   157   Calhoun                Logan Portfolio-Oxford, AL             7956   Square Feet    5.86500         5.84423     1,280,000
   158   Pitt                   University Apts - Greenville             46   Units          6.64500         6.50923     1,260,000
   159   Vanderburgh            Logan Portfolio-Evansville, IN         7961   Square Feet    5.86500         5.84423     1,245,000
   160   McLean                 University Center Tinervin               21   Units          6.44000         6.41923     1,180,000
   161   Travis                 Logan Portfolio-Austin, TX             8060   Square Feet    5.86500         5.84423     1,165,000
   163   McLean                 Phoenix Apartments Tinervin              17   Units          6.82000         6.79923       669,500




                                             Maturity/                               Monthly        Servicing
Loan #   Cutoff Balance   Term   Rem. Term   ARD Date    Amort. Term   Rem. Amort.   Debt Service   Fee Rate    Accrual Type
------   --------------   ----   ---------   ---------   -----------   -----------   ------------   ---------   ------------

     3       90,000,000    120         119   07/05/17            360           360        533,650     0.02000   Actual/360
    21       33,000,000    120         120   08/05/17            360           360        203,788     0.02000   Actual/360
    24       29,000,000    120         118   06/01/17            360           360        168,335     0.02000   Actual/360
    37       18,100,000    120         119   07/05/17            360           360        110,388     0.02000   Actual/360
    45       14,200,000    120         119   07/07/17            360           360         82,894     0.02000   Actual/360
    47       13,350,000    120         111   11/05/16            353           353         80,801     0.02000   Actual/360
    65        9,975,000    120         120   08/05/17            360           360         62,623     0.02000   Actual/360
    67        9,333,536    120         118   06/05/17            360           358         57,084     0.02000   Actual/360
    84        6,964,149     60          56   04/05/12            300           296         46,784     0.02000   Actual/360
    99        5,400,000    120         120   08/05/17            300           300         35,746     0.02000   Actual/360
 99.01        4,050,000    120         120   08/05/17            300           300                              Actual/360
 99.02        1,350,000    120         120   08/05/17            300           300                              Actual/360
   100        5,395,802    120         119   07/01/17            360           359         33,214     0.02000   Actual/360
   114        4,250,000    120         120   08/05/17            360           360         26,807     0.11000   Actual/360
   115        4,246,266    120         119   07/05/17            360           359         24,869     0.02000   Actual/360
   116        4,100,000    120         120   08/05/17            360           360         25,164     0.02000   Actual/360
   117        4,100,000    120         120   08/05/17            360           360         25,498     0.08000   Actual/360
   132        2,832,074    120         118   06/07/17            300           298         18,065     0.02000   Actual/360
   133        2,825,000    120         119   07/07/17            360           360         16,814     0.02000   Actual/360
   136        2,800,000    120         120   08/05/17            360           360         17,304     0.02000   Actual/360
   139        2,457,000    120         120   08/05/17            360           360         15,385     0.02000   Actual/360
   142        1,995,500    120         120   08/05/17            360           360         12,495     0.02000   Actual/360
   143        1,915,000    120         117   05/07/17            360           360         11,316     0.02000   Actual/360
   145        1,755,000    120         117   05/07/17            360           360         10,370     0.02000   Actual/360
   146        1,750,000    120         117   05/07/17            360           360         10,341     0.02000   Actual/360
   147        1,735,500    120         120   08/05/17            360           360         10,867     0.02000   Actual/360
   148        1,655,000    120         117   05/07/17            360           360          9,779     0.02000   Actual/360
   149        1,630,000    120         117   05/07/17            360           360          9,632     0.02000   Actual/360
   150        1,555,000    120         117   05/07/17            360           360          9,188     0.02000   Actual/360
   151        1,545,000    120         117   05/07/17            360           360          9,129     0.02000   Actual/360
   152        1,540,000    120         117   05/07/17            360           360          9,100     0.02000   Actual/360
   153        1,475,000    120         117   05/07/17            360           360          8,716     0.02000   Actual/360
   155        1,365,000    120         117   05/07/17            360           360          8,066     0.02000   Actual/360
   156        1,305,000    120         117   05/07/17            360           360          7,711     0.02000   Actual/360
   157        1,280,000    120         117   05/07/17            360           360          7,564     0.02000   Actual/360
   158        1,259,125    120         119   07/05/17            360           359          8,085     0.13500   Actual/360
   159        1,245,000    120         117   05/07/17            360           360          7,357     0.02000   Actual/360
   160        1,180,000    120         120   08/05/17            360           360          7,412     0.02000   Actual/360
   161        1,165,000    120         117   05/07/17            360           360          6,884     0.02000   Actual/360
   163          669,500    120         120   08/05/17            360           360          4,374     0.02000   Actual/360




                     ARD Step
Loan #   ARD (Y/N)   Up (%)     Title Type   Crossed Loan   Guarantor
------   ---------   --------   ----------   ------------   -----------------------------------------------------------------
     3   No                     Fee                         Douglas Jemal and Norman Jemal
    21   No                     Fee                         Angeline Cho
    24   No                     Fee                         F. Ron Krausz
    37   No                     Fee                         Michael D. Rubin and Harry Bookey
    45   No                     Fee                         Bruce Abrams
    47   No                     Fee                         Martin Ensbury, Michael Francik, Heather Francik and Ronald Zapf
    65   No                     Fee                         David A. Waldman and John Johnson
    67   No                     Fee                         Steven M. Leoni
    84   No                     Fee                         Rajeshwari Patel
    99   No                     Fee                         Angelo Medure
 99.01   No                     Fee
 99.02   No                     Fee
   100   No                     Fee                         Dimitrios Kaloidis
   114   No                     Fee                         Maye H. Head. and M. Hillery Head
   115   No                     Fee                         Rao R. Yalamanchili
   116   No                     Fee                         Jerome M. Skibell
   117   No                     Fee                         Hampshire Investments, Limited
   132   No                     Fee                         Nicholas S. Schorsch, William M. Kahane, UBSREI, DRCM, Triple Net
   133   No                     Fee                         David Azouz
   136   No                     Fee                         The Hampshire Generational Fund LLC
   139   No                     Fee                         Herbert C. Steinmetz, Jr.
   142   No                     Fee                         Herbert C. Steinmetz, Jr.
   143   No                     Fee          A              Nicholas S. Schorsch, William M. Kahane, UBSREI, DRCM, Triple Net
   145   No                     Fee          A              Nicholas S. Schorsch, William M. Kahane, UBSREI, DRCM, Triple Net
   146   No                     Fee          A              Nicholas S. Schorsch, William M. Kahane, UBSREI, DRCM, Triple Net
   147   No                     Fee                         Herbert C. Steinmetz, Jr.
   148   No                     Fee          A              Nicholas S. Schorsch, William M. Kahane, UBSREI, DRCM, Triple Net
   149   No                     Fee          A              Nicholas S. Schorsch, William M. Kahane, UBSREI, DRCM, Triple Net
   150   No                     Fee          A              Nicholas S. Schorsch, William M. Kahane, UBSREI, DRCM, Triple Net
   151   No                     Fee          A              Nicholas S. Schorsch, William M. Kahane, UBSREI, DRCM, Triple Net
   152   No                     Fee          A              Nicholas S. Schorsch, William M. Kahane, UBSREI, DRCM, Triple Net
   153   No                     Fee          A              Nicholas S. Schorsch, William M. Kahane, UBSREI, DRCM, Triple Net
   155   No                     Fee          A              Nicholas S. Schorsch, William M. Kahane, UBSREI, DRCM, Triple Net
   156   No                     Fee          A              Nicholas S. Schorsch, William M. Kahane, UBSREI, DRCM, Triple Net
   157   No                     Fee          A              Nicholas S. Schorsch, William M. Kahane, UBSREI, DRCM, Triple Net
   158   No                     Fee                         Jesse Thomas Williams, Sr. and Virginia S. Williams
   159   No                     Fee          A              Nicholas S. Schorsch, William M. Kahane, UBSREI, DRCM, Triple Net
   160   No                     Fee                         Herbert C. Steinmetz, Jr.
   161   No                     Fee          A              Nicholas S. Schorsch, William M. Kahane, UBSREI, DRCM, Triple Net
   163   No                     Fee                         Herbert C. Steinmetz, Jr.



                                                                    UPFRONT ESCROW
                    -------------------------------------------------------------------------------------------------------------
         Letter of  Upfront CapEx   Upfront Eng.   Upfront Envir.   Upfront TI/LC   Upfront RE Tax   Upfront Ins.   Upfront Other
Loan #   Credit     Reserve         Reserve        Reserve          Reserve         Reserve          Reserve        Reserve
------   ---------  -------------   ------------   --------------   -------------   --------------   ------------   -------------
     3   No                  0.00           0.00           625.00    1,800,000.00       507,890.00      14,018.00      385,000.00
    21   No                  0.00           0.00             0.00            0.00        37,900.00     145,846.00    4,000,000.00
    24   No                  0.00           0.00         1,250.00            0.00       235,124.00      36,347.00       16,371.13
    37   No                  0.00           0.00           625.00            0.00       187,500.00      27,300.00            0.00
    45   No                  0.00           0.00             0.00            0.00        73,850.00       8,622.00            0.00
    47   No                  0.00     125,000.00             0.00      175,000.00       156,912.00      10,953.00      855,000.00
    65   No                  0.00      20,178.00       100,000.00      225,000.00        15,600.00       2,571.00            0.00
    67   No                  0.00           0.00             0.00            0.00        38,483.84       7,490.96            0.00
    84   No                  0.00           0.00             0.00            0.00        63,320.02       9,414.20            0.00
    99   No                  0.00       3,750.00             0.00            0.00             0.00      20,282.67            0.00
 99.01
 99.02
   100   No                  0.00       2,500.00             0.00            0.00        26,404.00       3,729.88       22,923.56
   114   No                  0.00           0.00             0.00      319,000.00        14,619.43       9,657.00            0.00
   115   No                  0.00           0.00           625.00            0.00        28,833.00         800.00            0.00
   116   No                  0.00           0.00             0.00            0.00       122,697.08      15,931.95      400,000.00
   117   No                  0.00      69,687.50         1,250.00            0.00        44,218.08       7,786.60            0.00
   132   No                  0.00           0.00             0.00            0.00             0.00           0.00            0.00
   133   No                  0.00      16,125.00             0.00       30,000.00        15,882.00         632.00      175,000.00
   136   No                  0.00           0.00             0.00            0.00             0.00           0.00            0.00
   139   No                  0.00           0.00             0.00            0.00        21,962.56       2,328.50            0.00
   142   No                  0.00       2,562.00             0.00            0.00        17,118.00       1,970.39            0.00
   143   No                  0.00           0.00             0.00            0.00             0.00           0.00            0.00
   145   No                  0.00           0.00             0.00            0.00             0.00           0.00            0.00
   146   No                  0.00           0.00             0.00            0.00             0.00           0.00            0.00
   147   No                  0.00       5,437.50             0.00            0.00        21,956.30       2,412.00            0.00
   148   No                  0.00           0.00             0.00            0.00             0.00           0.00            0.00
   149   No                  0.00           0.00             0.00            0.00             0.00           0.00            0.00
   150   No                  0.00           0.00             0.00            0.00             0.00           0.00            0.00
   151   No                  0.00           0.00             0.00            0.00             0.00           0.00            0.00
   152   No                  0.00           0.00             0.00            0.00             0.00           0.00            0.00
   153   No                  0.00           0.00             0.00            0.00             0.00           0.00            0.00
   155   No                  0.00           0.00             0.00            0.00             0.00           0.00            0.00
   156   No                  0.00           0.00             0.00            0.00             0.00           0.00            0.00
   157   No                  0.00           0.00             0.00            0.00             0.00           0.00            0.00
   158   No                  0.00           0.00             0.00            0.00        18,082.09         924.58            0.00
   159   No                  0.00           0.00             0.00            0.00             0.00           0.00            0.00
   160   No                  0.00       1,250.00             0.00            0.00        11,116.50       1,393.25            0.00
   161   No                  0.00           0.00             0.00            0.00             0.00           0.00            0.00
   163   No                  0.00           0.00             0.00            0.00         8,703.38       1,171.75            0.00



                                              MONTHLY ESCROW
        ----------------------------------------------------------------------------------------------
        Monthly Capex   Monthly Envir.   Monthly TI/LC   Monthly RE Tax   Monthly Ins.   Monthly                        Lockbox
Loan #  Reserve         Reserve          Reserve         Reserve          Reserve        Other Reserve   Grace Period   In-place
------  -------------   --------------   -------------   --------------   ------------   -------------   ------------   -------
     3        3186.12             0.00        20456.50        153556.88        4672.52            0.00              5    Yes
    21       33560.35             0.00            0.00         37900.00       13300.00            0.00              0    No
    24        2362.00             0.00            0.00         29400.00        7329.25            0.00              4    Yes
    37       10791.67             0.00            0.00         37500.00       27300.00            0.00              0    No
    45        1305.00             0.00         2750.00         18500.00        4600.00            0.00              0    No
    47        1182.34             0.00         5906.69         15900.00        2118.25            0.00              0    Yes
    65        1635.17             0.00         3333.00          7800.00        1800.00            0.00              5    No
    67        2708.33             0.00            0.00          5497.69        7715.69            0.00              0    Yes
    84        2642.50             0.00         3000.00         11978.85        1386.22            0.00              0    Yes
    99         867.75             0.00          750.00             0.00        1785.33            0.00              0    No
 99.01                                                                                                              0
 99.02                                                                                                              0
   100         840.18             0.00         2500.00          3772.03        3729.88            0.00              0    No
   114         236.25             0.00            0.00         11034.92         804.75            0.00              0    Yes
   115         850.00             0.00         3500.00          7600.00         800.00            0.00              0    No
   116         502.00             0.00         2550.00         15337.08        2275.95            0.00              0    No
   117         147.00             0.00         1250.00          6272.00         435.60            0.00              0    No
   132           0.00             0.00            0.00             0.00           0.00            0.00              0    Yes
   133         160.00             0.00            0.00          8720.00         635.00            0.00              0    No
   136           0.00             0.00            0.00             0.00           0.00            0.00              0    No
   139         750.63             0.00            0.00          3856.35        1051.97            0.00              0    No
   142         787.50             0.00            0.00          2995.30         901.51            0.00              0    No
   143           0.00             0.00            0.00             0.00           0.00            0.00              0    Yes
   145           0.00             0.00            0.00             0.00           0.00            0.00              0    Yes
   146           0.00             0.00            0.00             0.00           0.00            0.00              0    Yes
   147         906.67             0.00            0.00          3855.25        1154.03            0.00              0    No
   148           0.00             0.00            0.00             0.00           0.00            0.00              0    Yes
   149           0.00             0.00            0.00             0.00           0.00            0.00              0    Yes
   150           0.00             0.00            0.00             0.00           0.00            0.00              0    Yes
   151           0.00             0.00            0.00             0.00           0.00            0.00              0    Yes
   152           0.00             0.00            0.00             0.00           0.00            0.00              0    Yes
   153           0.00             0.00            0.00             0.00           0.00            0.00              0    Yes
   155           0.00             0.00            0.00             0.00           0.00            0.00              0    Yes
   156           0.00             0.00            0.00             0.00           0.00            0.00              0    Yes
   157           0.00             0.00            0.00             0.00           0.00            0.00              0    Yes
   158         958.33             0.00            0.00          1506.84         924.58            0.00              0    No
   159           0.00             0.00            0.00             0.00           0.00            0.00              0    Yes
   160         434.00             0.00            0.00          1951.92         666.67            0.00              0    No
   161           0.00             0.00            0.00             0.00           0.00            0.00              0    Yes
   163         495.83             0.00            0.00          1528.03         402.30            0.00              0    No

                                                                          Remaining
                                     Interest                  Final      Amoritization
                        Defeasance   Accrual                   Maturity   Term for
Loan #  Property Type   Permitted    Period       Loan Group   Date       Balloon Loans
------  -------------   ----------   ----------   ----------   --------   -------------
     3  Office          Yes          Actual/360            1                        360
    21  Hotel           Yes          Actual/360            1                        360
    24  Retail          Yes          Actual/360            1                        360
    37  Multifamily     Yes          Actual/360            2                        360
    45  Office          Yes          Actual/360            1                        360
    47  Retail          Yes          Actual/360            1                        353
    65  Mixed Use       Yes          Actual/360            1                        360
    67  Multifamily     Yes          Actual/360            2                        360
    84  Industrial      No           Actual/360            1                        300
    99  Industrial      Yes          Actual/360            1                        300
 99.01  Industrial                   Actual/360            1                        300
 99.02  Industrial                   Actual/360            1                        300
   100  Retail          Yes          Actual/360            1                        360
   114  Industrial      Yes          Actual/360            1                        360
   115  Industrial      No           Actual/360            1                        360
   116  Retail          No           Actual/360            1                        360
   117  Retail          Yes          Actual/360            1                        360
   132  Retail          Yes          Actual/360            1                        300
   133  Retail          No           Actual/360            1                        360
   136  Retail          Yes          Actual/360            1                        360
   139  Multifamily     Yes          Actual/360            2                        360
   142  Multifamily     Yes          Actual/360            2                        360
   143  Retail          Yes          Actual/360            1                        360
   145  Retail          Yes          Actual/360            1                        360
   146  Retail          Yes          Actual/360            1                        360
   147  Multifamily     Yes          Actual/360            2                        360
   148  Retail          Yes          Actual/360            1                        360
   149  Retail          Yes          Actual/360            1                        360
   150  Retail          Yes          Actual/360            1                        360
   151  Retail          Yes          Actual/360            1                        360
   152  Retail          Yes          Actual/360            1                        360
   153  Retail          Yes          Actual/360            1                        360
   155  Retail          Yes          Actual/360            1                        360
   156  Retail          Yes          Actual/360            1                        360
   157  Retail          Yes          Actual/360            1                        360
   158  Multifamily     Yes          Actual/360            2                        360
   159  Retail          Yes          Actual/360            1                        360
   160  Multifamily     Yes          Actual/360            2                        360
   161  Retail          Yes          Actual/360            1                        360
   163  Multifamily     Yes          Actual/360            2                        360



                                   EXHIBIT A-2

                       NATIXIS CMF MORTGAGE LOAN SCHEDULE


JPMCC 2007-LDP12
Mortgage Loan Schedule (Natixis Commercial Mortgage Funding, LLC)

         Originator/Loan
Loan #   Seller                                                       Mortgagor Name                  Property Address
------   ---------------   ----------------------------------------   -----------------------------   --------------------------
    12   NATIXIS           Natixis Commercial Mortgage Funding, LLC   WDW Owner LLC                   Various
 12.01   NATIXIS                                                                                      4125 Windward Plaza Drive
 12.02   NATIXIS                                                                                      4005 Windward Plaza Drive
    13   NATIXIS           Natixis Commercial Mortgage Funding, LLC   150 Owner LLC                   150 West Main Street
    26   NATIXIS           Natixis Commercial Mortgage Funding, LLC   MIL Owner LLC                   4901 Vineland Road
    38   NATIXIS           Natixis Commercial Mortgage Funding, LLC   SHL Owner LLC                   101 Southhall Lane
    55   NATIXIS           Natixis Commercial Mortgage Funding, LLC   BCK Owner LLC                   Various
 55.01   NATIXIS                                                                                      100 Beckrich Road Beach
 55.02   NATIXIS                                                                                      120 Beckrich Road
    57   NATIXIS           Natixis Commercial Mortgage Funding, LLC   SWD Owner LLC                   3800 Esplanade Way
    60   NATIXIS           Natixis Commercial Mortgage Funding, LLC   DP35, LLC, 801-444 LLC          444 N. Saw Mill River Road
    93   NATIXIS           Natixis Commercial Mortgage Funding, LLC   Darshanee, LLC                  7337 Garners Ferry Road
   138   NATIXIS           Natixis Commercial Mortgage Funding, LLC   Legends of Delta Lambda, Inc.   1952 Heritage Grove Circle
   144   NATIXIS           Natixis Commercial Mortgage Funding, LLC   DP 34, LLC                      6 Schuyler Boulevard


                                                                                                                     Interest
Loan #   City                State   Zip Code   County         Property Name                  Size     Measure       Rate (%)
------   -----------------   -----   --------   ------------   ----------------------------   ------   -----------   -------------
    12   Alpharetta          GA         30005   Fulton         St. Joe - Windward Plaza       335498   Square Feet     6.08000
 12.01   Alpharetta          GA         30005   Fulton         300 Windward                   203248   Square Feet      6.0800
 12.02   Alpharetta          GA         30005   Fulton         100 Windward                   132250   Square Feet      6.0800
    13   Norfolk             VA         23510   Norfolk City   St. Joe - 150 W. Main          225286   Square Feet     6.26000
    26   Orlando             FL         32811   Orange         St. Joe - Millenia Park One    155888   Square Feet     6.08000
    38   Maitland            FL         32751   Orange         St. Joe - Southhall Center     159384   Square Feet     6.08000
    55   Panama City Beach   FL         32407   Bay            St. Joe - Beckrich              67108   Square Feet     6.08000
 55.01   Panama City Beach   FL         32407   Bay            Beckrich One                    33739   Square Feet      6.0800
 55.02   Panama City Beach   FL         32407   Bay            Beckrich Two                    33369   Square Feet      6.0800
    57   Tallahassee         FL         32311   Leon           St. Joe - Southwood One         88716   Square Feet     6.08000
    60   Elmsford            NY         10523   Westchester    444 Saw Mill River Road        115800   Square Feet     6.45000
    93   Columbia            SC         29209   Richland       Comfort Suites Garners Ferry       67   Rooms           5.75000
   138   Tallahassee         FL         32304   Leon           1952 Heritage Grove Circle         30   Units           6.43000
   144   Fishkill            NY         12524   Dutchess       6 Schuyler Boulevard             5400   Square Feet     6.66500




         Net Mortgage
Loan #   Interest Rate  Original Balance   Cutoff Balance   Term   Rem. Term   Maturity/ARD Date   Amort. Term   Rem. Amort.
------   ------------   ----------------   --------------   ----   ---------   -----------------   -----------   -----------
    12        6.05923         47,634,792       47,634,792    120         119   07/05/17                    360           360
 12.01                        31,062,688       31,062,688    120         119   07/05/17                    360           360
 12.02                        16,572,104       16,572,104    120         119   07/05/17                    360           360
    13        6.23923         46,948,014       46,948,014    120         120   09/05/17                    360           360
    26        6.05923         27,996,592       27,996,592    120         119   07/05/17                    360           360
    38        6.05923         17,890,061       17,890,061    120         119   07/05/17                    360           360
    55        6.05923         12,471,934       12,471,934    120         119   07/05/17                    360           360
 55.01                         6,662,027        6,662,027    120         119   07/05/17                    360           360
 55.02                         5,809,907        5,809,907    120         119   07/05/17                    360           360
    57        6.05923         11,956,853       11,956,853    120         119   07/05/17                    360           360
    60        6.42923         11,340,000       11,340,000    120         119   07/11/17                    360           360
    93        5.71923          6,100,000        6,073,711    120         118   06/03/17                    240           238
   138        6.40923          2,500,000        2,500,000    120         120   08/05/17                    360           360
   144        6.64423          1,850,000        1,850,000     60          60   08/11/12                    300           300



         Monthly Debt   Servicing                               ARD Step
Loan #   Service        Fee Rate     Accrual Type   ARD (Y/N)   Up (%)     Title Type   Crossed Loan   Guarantor
------   ------------   ----------   ------------   ---------   --------   ----------   ------------   ----------------------------
    12        288,049      0.02000   Actual/360     No                     Fee                         Eola Capital LLC
 12.01                               Actual/360     No                     Fee
 12.02                               Actual/360     No                     Fee
    13        289,372      0.02000   Actual/360     No                     Fee                         Eola Capital LLC
    26        169,296      0.02000   Actual/360     No                     Fee                         Eola Capital LLC
    38        108,182      0.02000   Actual/360     No                     Fee                         Eola Capital LLC
    55         75,418      0.02000   Actual/360     No                     Fee                         Eola Capital LLC
 55.01                               Actual/360     No                     Fee
 55.02                               Actual/360     No                     Fee
    57         72,304      0.02000   Actual/360     No                     Fee                         Eola Capital LLC
    60         71,304      0.02000   Actual/360     No                     Fee                         James A. Diamond
    93         42,827      0.03000   Actual/360     No                     Fee                         T.N. Patel and Dinesh Amlani
   138         15,687      0.02000   Actual/360     No                     Leasehold                   Brent Sembler
   144         12,683      0.02000   Actual/360     No                     Fee                         James A. Diamond




                                                                    UPFRONT ESCROW
                    -------------------------------------------------------------------------------------------------------------
         Letter of   Upfront CapEx   Upfront Eng.   Upfront Envir.   Upfront TI/LC   Upfront RE Tax   Upfront Ins.   Upfront Other
Loan #   Credit      Reserve         Reserve        Reserve          Reserve         Reserve          Reserve        Reserve
------   ---------  -------------   ------------   --------------   -------------   --------------   ------------   -------------

    12   No             141,680.00           0.00             0.00    1,250,000.00       405,989.64      22,090.89    1,766,050.00
 12.01
 12.02
    13   No              58,336.00           0.00             0.00    1,105,000.00        98,883.34      15,678.00       81,685.80
    26   No              50,430.00           0.00         6,250.00      970,000.00       232,086.67      23,061.33        5,496.23
    38   No              76,770.00           0.00             0.00      825,000.00       146,080.00      21,086.43       12,907.00
    55   No             118,015.00           0.00             0.00      425,000.00        49,192.83      15,846.26            0.00
 55.01
 55.02
    57   No              66,620.00           0.00             0.00      500,000.00       119,667.66      21,829.70            0.00
    60   No                   0.00       2,500.00           625.00            0.00        47,040.00       4,210.50            0.00
    93   No                   0.00           0.00             0.00            0.00        35,041.00      26,442.15       28,260.64
   138   No                   0.00           0.00             0.00            0.00             0.00       2,972.00            0.00
   144   No                   0.00           0.00           625.00            0.00             0.00         496.00            0.00



                                              MONTHLY ESCROW
        ----------------------------------------------------------------------------------------------
        Monthly Capex   Monthly Envir.   Monthly TI/LC   Monthly RE Tax   Monthly Ins.   Monthly                        Lockbox
Loan #  Reserve         Reserve          Reserve         Reserve          Reserve        Other Reserve   Grace Period   In-place
------  -------------   --------------   -------------   --------------   ------------   -------------   ------------   -------
    12        4634.56             0.00            0.00         45109.96           0.00            0.00              0   Yes
 12.01                                                                                                              0
 12.02                                                                                                              0
    13        2778.58             0.00            0.00         32961.11           0.00            0.00              0   Yes
    26        1947.34             0.00            0.00         29010.83           0.00            0.00              0   Yes
    38        1992.30             0.00            0.00         18260.00           0.00            0.00              0   Yes
    55         838.85             0.00            0.00          6149.10           0.00            0.00              0   Yes
 55.01                                                                                                              0
 55.02                                                                                                              0
    57        1113.24             0.00            0.00         14958.46           0.00            0.00              0   Yes
    60         965.00             0.00            0.00         11760.00           0.00            0.00              0   No
    93        5812.00             0.00            0.00          5840.19         988.00         2425.70              0   No
   138         750.00             0.00            0.00             0.00        2972.00            0.00              0   No
   144          85.50             0.00          675.00          2490.12           0.00            0.00              0   Yes




                                                                           Remaining
                                      Interest                  Final      Amoritization
                         Defeasance   Accrual                   Maturity   Term for
Loan #   Property Type   Permitted    Period       Loan Group   Date       Balloon Loans
------   -------------   ----------   ----------   ----------   --------   -------------
    12   Office          Yes          Actual/360            1                        360
 12.01   Office                       Actual/360            1                        360
 12.02   Office                       Actual/360            1                        360
    13   Office          Yes          Actual/360            1                        360
    26   Office          Yes          Actual/360            1                        360
    38   Office          Yes          Actual/360            1                        360
    55   Office          Yes          Actual/360            1                        360
 55.01   Office                       Actual/360            1                        360
 55.02   Office                       Actual/360            1                        360
    57   Office          Yes          Actual/360            1                        360
    60   Industrial      Yes          Actual/360            1                        360
    93   Hotel           No           Actual/360            1                        240
   138   Multifamily     Yes          Actual/360            2                        360
   144   Retail          Yes          Actual/360            1                        300


                                    EXHIBIT B

                  MORTGAGE LOAN REPRESENTATIONS AND WARRANTIES

            (1) No Mortgage Loan is 30 days or more delinquent in payment of principal and interest (without giving effect to any applicable grace period in the related Mortgage Note) and no Mortgage Loan has been 30 days or more (without giving effect to any applicable grace period in the related Mortgage
Note) past due.

            (2) Except with respect to the ARD Loans, which provide that the rate at which interest accrues thereon increases after the Anticipated Repayment Date, the Mortgage Loans (exclusive of any default interest, late charges or prepayment premiums) are fixed rate mortgage loans with terms to maturity, at origination or as of the most recent modification, as set forth in the Mortgage Loan Schedule.

            (3) The information pertaining to each Mortgage Loan set forth on the Mortgage Loan Schedule is true and correct in all material respects as of the Cut-off Date.

            (4) At the time of the assignment of the Mortgage Loans to the Purchaser, the Seller had good and marketable title to and was the sole owner and holder of, each Mortgage Loan, free and clear of any pledge, lien, encumbrance or security interest (subject to certain agreements regarding servicing as provided in the Pooling and Servicing Agreement, subservicing agreements permitted thereunder and that certain Servicing Rights Purchase Agreement, dated as of the Closing Date between the applicable Master Servicer and Seller) and such assignment validly and effectively transfers and conveys all legal and beneficial ownership of the Mortgage Loans to the Purchaser free and clear of any pledge, lien, encumbrance or security interest (subject to certain agreements regarding servicing as provided in the Pooling and Servicing Agreement, subservicing agreements permitted thereunder and that certain Servicing Rights Purchase Agreement, dated as of the Closing Date between the applicable Master Servicer and Seller).

            (5) In respect of each Mortgage Loan, (A) in reliance on public documents or certified copies of the incorporation or partnership or other entity documents, as applicable, delivered in connection with the origination of such Mortgage Loan, the related Mortgagor is an entity organized under the laws of a state of the United States of America, the District of Columbia or the Commonwealth of Puerto Rico and (B) as of the origination date, the Seller (based on customary due diligence) had no knowledge, and since the origination date, the Seller has no actual knowledge, that the related Mortgagor is a debtor in any bankruptcy, receivership, conservatorship, reorganization, insolvency, moratorium or similar proceeding.

            (6) Each Mortgage Loan is secured by the related Mortgage which establishes and creates a valid and subsisting first priority lien on the related Mortgaged Property, or leasehold interest therein, comprising real estate, free and clear of any liens, claims, encumbrances, participation interests, pledges, charges or security interests subject only to Permitted Encumbrances. Such Mortgage, together with any separate security agreement, UCC Financing Statement or similar agreement, if any, establishes and creates a first priority security interest in favor of the Seller in all personal property owned by the Mortgagor that is used in, and is reasonably necessary to, the operation of the related Mortgaged Property and, to the extent a security interest may be created therein and perfected by the filing of a UCC Financing Statement under the Uniform Commercial Code as in effect in the relevant jurisdiction, the proceeds arising from the Mortgaged Property and other collateral securing such Mortgage Loan, subject only to Permitted Encumbrances. There exists with respect to such Mortgaged Property an assignment of leases and rents provision, either as part of the related Mortgage or as a separate document or instrument, which establishes and creates a first priority security interest in and to leases and rents arising in respect of the related Mortgaged Property, subject only to Permitted Encumbrances. Except for the holder of the Companion Loan with respect to the AB Mortgage Loans, to the Seller's knowledge, no person other than the related Mortgagor and the mortgagee own any interest in any payments due under the related leases. The related Mortgage or such assignment of leases and rents provision provides for the appointment of a receiver for rents or allows the holder of the related Mortgage to enter into possession of the related Mortgaged Property to collect rent or provides for rents to be paid directly to the holder of the related Mortgage in the event of a default beyond applicable notice and grace periods, if any, under the related Mortgage Loan documents. As of the origination date, there were, and, to the Seller's actual knowledge as of the Closing Date, there are, no mechanics' or other similar liens or claims which have been filed for work, labor or materials affecting the related Mortgaged Property which are or may be prior or equal to the lien of the Mortgage, except those that are bonded or escrowed for or which are insured against pursuant to the applicable Title Insurance Policy (as defined below) and except for Permitted Encumbrances. No (a) Mortgaged Property secures any mortgage loan not represented on the Mortgage Loan Schedule other than a Companion Loan, (b) Mortgage Loan is cross-collateralized or cross-defaulted with any other mortgage loan, other than a Mortgage Loan listed on the Mortgage Loan Schedule or a Companion Loan, or (c) Mortgage Loan is secured by property that is not a Mortgaged Property. Notwithstanding the foregoing, no representation is made as to the perfection of any security interest in rent, operating revenues or other personal property to the extent that possession or control of such items or actions other than the recordation of the Mortgage or the Assignment of Leases and Rents or the filing of UCC Financing Statements are required in order to effect such perfection.

            (7) The related Mortgagor under each Mortgage Loan has good and indefeasible fee simple or, with respect to those Mortgage Loans described in clause (20) hereof, leasehold title to the related Mortgaged Property comprising real estate subject to any Permitted Encumbrances.

            (8) The Seller has received an American Land Title Association
(ALTA) lender's title insurance policy or a comparable form of lender's title insurance policy (or escrow instructions binding on the Title Insurer (as defined below) and irrevocably obligating the Title Insurer to issue such title insurance policy or a title policy commitment or pro-forma "marked up" at the closing of the related Mortgage Loan and countersigned or otherwise approved by the Title Insurer or its authorized agent) as adopted in the applicable jurisdiction (the "Title Insurance Policy"), which was issued by a nationally recognized title insurance company (the "Title Insurer") qualified to do business in the jurisdiction where the applicable Mortgaged Property is located (unless such jurisdiction is the State of Iowa), covering the portion of each Mortgaged Property comprised of real estate and insuring that the related Mortgage is a valid first lien in the original principal amount of the related Mortgage Loan on the Mortgagor's fee simple interest (or, if applicable, leasehold interest) in such Mortgaged Property comprised of real estate, subject only to Permitted Encumbrances. Such Title Insurance Policy was issued in connection with the origination of the related Mortgage Loan. No claims have been made under such Title Insurance Policy. Such Title Insurance Policy is in full force and effect and all premiums thereon have been paid and will provide that the insured includes the owner of the Mortgage Loan and its successors and/or assigns. No holder of the related Mortgage has done, by act or omission, anything that would, and the Seller has no actual knowledge of any other circumstance that would, impair the coverage under such Title Insurance Policy.

            (9) The related Assignment of Mortgage and the related assignment of the Assignment of Leases and Rents executed in connection with each Mortgage, if any, have been recorded in the applicable jurisdiction (or, if not recorded, have been submitted for recording or are in recordable form (but for the insertion of the name and address of the assignee and any related recording information which is not yet available to the Seller)) and constitute the legal, valid and binding assignment of such Mortgage and the related Assignment of Leases and Rents from the Seller to the Purchaser. The endorsement of the related Mortgage Note by the Seller constitutes the legal, valid, binding and enforceable (except as such enforcement may be limited by anti-deficiency laws or bankruptcy, receivership, conservatorship, reorganization, insolvency, moratorium or other similar laws affecting the enforcement of creditors' rights generally, and by general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law)) assignment of such Mortgage Note, and together with such Assignment of Mortgage and the related assignment of Assignment of Leases and Rents, legally and validly conveys all right, title and interest in such Mortgage Loan and Mortgage Loan documents to the Purchaser.

            (10) (a) The Mortgage Loan documents for each Mortgage Loan provide that such Mortgage Loan is non-recourse to the related parties thereto except that the related Mortgagor and at least one individual or entity shall be fully liable for actual losses, liabilities, costs and damages arising from certain acts of the related Mortgagor and/or its principals specified in the related Mortgage Loan documents, which acts generally include the following: (i) fraud or intentional material misrepresentation, (ii) misapplication or misappropriation of rents, insurance proceeds or condemnation awards, (iii) either (x) any act of actual waste by or (y) damage or destruction to the Mortgaged Property caused by the acts or omissions of the borrower, its agents, employees or contractors, and (iv) any breach of the environmental covenants contained in the related Mortgage Loan documents.

            (b) The Mortgage Loan documents for each Mortgage Loan contain enforceable provisions such as to render the rights and remedies of the holder thereof adequate for the practical realization against the Mortgaged Property of the principal benefits of the security intended to be provided thereby, including realization by judicial or, if applicable, non judicial foreclosure, and there is no exemption available to the related Mortgagor which would interfere with such right of foreclosure except any statutory right of redemption or as may be limited by anti-deficiency or one form of action laws or by bankruptcy, receivership, conservatorship, reorganization, insolvency, moratorium or other similar laws affecting the enforcement of creditors' rights generally, and by general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law).

            (c) Each of the related Mortgage Notes and Mortgages are the legal, valid and binding obligations of the related Mortgagor named on the Mortgage Loan Schedule and each of the other related Mortgage Loan documents is the legal, valid and binding obligation of the parties thereto (subject to any non recourse provisions therein), enforceable in accordance with its terms, except as such enforcement may be limited by anti-deficiency or one form of action laws or bankruptcy, receivership, conservatorship, reorganization, insolvency, moratorium or other similar laws affecting the enforcement of creditors' rights generally, and by general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law), and except that certain provisions of such Mortgage Loan documents are or may be unenforceable in whole or in part under applicable state or federal laws, but the inclusion of such provisions does not render any of the Mortgage Loan documents invalid as a whole, and such Mortgage Loan documents taken as a whole are enforceable to the extent necessary and customary for the practical realization of the principal rights and benefits afforded thereby.

            (d) The terms of the Mortgage Loans or the related Mortgage Loan documents, have not been altered, impaired, modified or waived in any material respect, except prior to the Cut-off Date by written instrument duly submitted for recordation, to the extent required, and as specifically set forth in the related Mortgage File.

            (e) With respect to each Mortgage which is a deed of trust, a trustee, duly qualified under applicable law to serve as such, currently so serves and is named in the deed of trust or may be substituted in accordance with applicable law, and no fees or expenses are or will become payable to the trustee under the deed of trust, except in connection with a trustee's sale after default by the Mortgagor and de minimis fees paid in connection with the release of the related Mortgaged Property or related security for such Mortgage Loan following payment of such Mortgage Loan in full.

            (11) Except by a written instrument that has been delivered to the Purchaser as a part of the related Mortgage File with respect to any immaterial releases of the Mortgaged Property, no Mortgage Loan has been satisfied, canceled, subordinated, released or rescinded, in whole or in part, and the related Mortgagor has not been released, in whole or in part, from its obligations under any related Mortgage Loan document.

            (12) Except with respect to the enforceability of any provisions requiring the payment of default interest, late fees, additional interest, prepayment premiums or yield maintenance charges, neither the Mortgage Loan nor any of the related Mortgage Loan documents is subject to any right of rescission, set off, abatement, diminution, valid counterclaim or defense, including the defense of usury, nor will the operation of any of the terms of any such Mortgage Loan documents, or the exercise (in compliance with procedures permitted under applicable law) of any right thereunder, render any Mortgage Loan documents subject to any right of rescission, set off, abatement, diminution, valid counterclaim or defense, including the defense of usury (subject to anti-deficiency or one form of action laws and to bankruptcy, receivership, conservatorship, reorganization, insolvency, moratorium or other similar laws affecting the enforcement of creditor's rights generally and to general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law)), and no such right of rescission, set off, abatement, diminution, valid counterclaim or defense has been asserted with respect thereto. None of the Mortgage Loan documents provides for a release of a portion of the Mortgaged Property from the lien of the Mortgage except upon payment or defeasance in full of all obligations under the Mortgage, provided that, notwithstanding the foregoing, certain of the Mortgage Loans may allow partial release (a) upon payment or defeasance of an Allocated Loan Amount which may be formula based, but in no event less than 125% of the Allocated Loan Amount, or (b) in the event the portion of the Mortgaged Property being released was not given any material value in connection with the underwriting or appraisal of the related Mortgage Loan.

            (13) As of the Closing Date, there is no payment default, after giving effect to any applicable notice and/or grace period, and, to the Seller's knowledge, as of the Closing Date, there is no other material default under any of the related Mortgage Loan documents, after giving effect to any applicable notice and/or grace period; no such material default or breach has been waived by the Seller or on its behalf or, to the Seller's knowledge, by the Seller's predecessors in interest with respect to the Mortgage Loans; and, to the Seller's actual knowledge, no event has occurred which, with the passing of time or giving of notice would constitute a material default or breach; provided, however, that the representations and warranties set forth in this sentence do not cover any default, breach, violation or event of acceleration that specifically pertains to or arises out of any subject matter otherwise covered by any other representation or warranty made by the Seller in this Exhibit B. No Mortgage Loan has been accelerated and no foreclosure proceeding or power of sale proceeding has been initiated under the terms of the related Mortgage Loan documents. The Seller has not waived any material claims against the related Mortgagor under any non-recourse exceptions contained in the Mortgage Note.

            (14) (a) The principal amount of the Mortgage Loan stated on the Mortgage Loan Schedule has been fully disbursed as of the Closing Date (except for certain amounts that were fully disbursed by the mortgagee, but were escrowed pursuant to the terms of the related Mortgage Loan documents) and there are no future advances required to be made by the mortgagee under any of the related Mortgage Loan documents. Any requirements under the related Mortgage Loan documents regarding the completion of any on-site or off-site improvements and to disbursements of any escrow funds therefor have been or are being complied with or such escrow funds are still being held. The value of the Mortgaged Property relative to the value reflected in the most recent appraisal thereof is not materially impaired by any improvements which have not been completed. The Seller has not, nor, to the Seller's knowledge, have any of its agents or predecessors in interest with respect to the Mortgage Loan, in respect of payments due on the related Mortgage Note or Mortgage, directly or indirectly, advanced funds or induced, solicited or knowingly received any advance of funds by a party other than the Mortgagor other than (a) interest accruing on such Mortgage Loan from the date of such disbursement of such Mortgage Loan to the date which preceded by thirty (30) days the first payment date under the related Mortgage Note and (b) application and commitment fees, escrow funds, points and reimbursements for fees and expenses, incurred in connection with the origination and funding of the Mortgage Loan.

            (b) No Mortgage Loan has capitalized interest included in its principal balance, or provides for any shared appreciation rights or other equity participation therein and no contingent or additional interest contingent on cash flow or negative amortization (other than with respect to the deferment of payment with respect to ARD Loans) is due thereon.

            (c) Each Mortgage Loan identified in the Mortgage Loan Schedule as an ARD Loan starts to amortize no later than the Due Date of the calendar month immediately after the calendar month in which such ARD Loan closed and substantially fully amortizes over its stated term, which term is at least 60 months after the related Anticipated Repayment Date. Each ARD Loan has an Anticipated Repayment Date not less than seven years following the origination of such Mortgage Loan. If the related Mortgagor elects not to prepay its ARD Loan in full on or prior to the Anticipated Repayment Date pursuant to the existing terms of the Mortgage Loan or a unilateral option (as defined in Treasury Regulations under Section 1001 of the Code) in the Mortgage Loan exercisable during the term of the Mortgage Loan, (i) the Mortgage Loan's interest rate will step up to an interest rate per annum as specified in the related Mortgage Loan documents; provided, however, that payment of such Excess Interest shall be deferred until the principal of such ARD Loan has been paid in full; (ii) all or a substantial portion of the Excess Cash Flow (which is net of certain costs associated with owning, managing and operating the related Mortgaged Property) collected after the Anticipated Repayment Date shall be applied towards the prepayment of such ARD Loan and once the principal balance of an ARD Loan has been reduced to zero all Excess Cash Flow will be applied to the payment of accrued Excess Interest; and (iii) if the property manager for the related Mortgaged Property can be removed by or at the direction of the mortgagee on the basis of a debt service coverage test, the subject debt service coverage ratio shall be calculated without taking account of any increase in the related Mortgage Interest Rate on such Mortgage Loan's Anticipated Repayment Date. No ARD Loan provides that the property manager for the related Mortgaged Property can be removed by or at the direction of the mortgagee solely because of the passage of the related Anticipated Repayment Date.

            (d) Each Mortgage Loan identified in the Mortgage Loan Schedule as an ARD Loan with a hard lockbox requires that tenants at the related Mortgaged Property shall (and each Mortgage Loan identified in the Mortgage Loan Schedule as an ARD Loan with a springing lockbox requires that tenants at the related Mortgaged Property shall, upon the occurrence of a specified trigger event, including, but not limited to, the occurrence of the related Anticipated Repayment Date) make rent payments into a lockbox controlled by the holder of the Mortgage Loan and to which the holder of the Mortgage Loan has a first perfected security interest; provided, however, with respect to each ARD Loan which is secured by a multi-family property with a hard lockbox, or with respect to each ARD Loan which is secured by a multi-family property with a springing lockbox, upon the occurrence of a specified trigger event, including, but not limited to, the occurrence of the related Anticipated Repayment Date, tenants either pay rents to a lockbox controlled by the holder of the Mortgage Loan or deposit rents with the property manager who will then deposit the rents into a lockbox controlled by the holder of the Mortgage Loan.

            (15) The terms of the Mortgage Loan documents evidencing such Mortgage Loan comply in all material respects with all applicable local, state and federal laws and regulations, and the Seller has complied with all material requirements pertaining to the origination of the Mortgage Loans, including but not limited to, usury and any and all other material requirements of any federal, state or local law to the extent non-compliance would have a material adverse effect on the Mortgage Loan.

            (16) To the Seller's knowledge and subject to clause (37) hereof, as of the date of origination of the Mortgage Loan, based on inquiry customary in the industry, the related Mortgaged Property was, and to the Seller's actual knowledge and subject to clause (37) hereof, as of the Closing Date, the related Mortgaged Property is, in all material respects, in compliance with, and is used and occupied in accordance with, all restrictive covenants of record applicable to such Mortgaged Property and applicable zoning laws and all inspections, licenses, permits and certificates of occupancy required by law, ordinance or regulation to be made or issued with regard to the Mortgaged Property have been obtained and are in full force and effect, except to the extent (a) any material non-compliance with applicable zoning laws is insured by an ALTA lender's title insurance policy (or binding commitment therefor), or the equivalent as adopted in the applicable jurisdiction, or a law and ordinance insurance policy, or (b) the failure to obtain or maintain such inspections, licenses, permits or certificates of occupancy does not materially impair or materially and adversely affect the use and/or operation of the Mortgaged Property as it was used and operated as of the date of origination of the Mortgage Loan or the rights of a holder of the related Mortgage Loan.

            (17) All (a) taxes, water charges, sewer rents, assessments or other similar outstanding governmental charges and governmental assessments which became due and owing prior to the Closing Date in respect of the related Mortgaged Property (excluding any related personal property), and if left unpaid, would be, or might become, a lien on such Mortgaged Property having priority over the related Mortgage and (b) insurance premiums or ground rents which became due and owing prior to the Closing Date in respect of the related Mortgaged Property (excluding any related personal property), have been paid, or if disputed, or if such amounts are not delinquent prior to the Closing Date, an escrow of funds in an amount sufficient (together with escrow payments required to be made prior to delinquency) to cover such taxes and assessments and any late charges due in connection therewith has been established. As of the date of origination, the related Mortgaged Property was one or more separate and complete tax parcels. For purposes of this representation and warranty, the items identified herein shall not be considered due and owing until the date on which interest or penalties would be first payable thereon.

            (18) To the Seller's knowledge based on surveys or the Title Insurance Policy, (i) none of the material improvements that were included for the purpose of determining the appraised value of the related Mortgaged Property at the time of the origination of such Mortgage Loan lies outside the boundaries and building restriction lines of such Mortgaged Property, except to the extent they are legally nonconforming as contemplated by representation (37) below, and
(ii) no improvements on adjoining properties encroach upon such Mortgaged Property, except in the case of either (i) or (ii) for (a) immaterial encroachments which do not materially adversely affect the security intended to be provided by the related Mortgage or the use, enjoyment, value or marketability of such Mortgaged Property or (b) encroachments affirmatively covered by the related Title Insurance Policy. With respect to each Mortgage Loan, the property legally described in the survey, if any, obtained for the related Mortgaged Property for purposes of the origination thereof is the same as the property legally described in the Mortgage.

            (19) (a) Except with respect to repairs estimated to cost less than $5,000 in the aggregate, as of the date of the applicable engineering report (which was performed within 12 months prior to the Cut-off Date) related to the Mortgaged Property and, to Seller's knowledge as of the Closing Date, the related Mortgaged Property is either (i) in good repair, free and clear of any damage that would materially adversely affect the value of such Mortgaged Property as security for such Mortgage Loan or the use and operation of the Mortgaged Property as it was being used or operated as of the origination date or (ii) escrows in an amount consistent with the standard utilized by the Seller with respect to similar loans it holds for its own account have been established, which escrows will in all events be not less than 100% of the estimated cost of the required repairs. Since the origination date, to the Seller's actual knowledge, such Mortgaged Property has not been damaged by fire, wind or other casualty or physical condition that would materially and adversely affect its value as security for the related Mortgage Loan (including, without limitation, any soil erosion or subsidence or geological condition), which damage has not been fully repaired or fully insured, or for which escrows in an amount consistent with the standard utilized by the Seller with respect to loans it holds for its own account have not been established.

            (b) As of the origination date of such Mortgage Loan and to the Seller's actual knowledge, as of the Closing Date, there are no proceedings pending or, to the Seller's actual knowledge, threatened, for the partial or total condemnation of the relevant Mortgaged Property.

            (20) The Mortgage Loans that are identified on Exhibit A as being secured in whole or in part by a leasehold estate (a "Ground Lease") (except with respect to any Mortgage Loan also secured by the related fee interest in the Mortgaged Property) satisfy the following conditions:

            (a) such Ground Lease or a memorandum thereof has been or will be duly recorded; such Ground Lease or other agreement received by the originator of the Mortgage Loan from the ground lessor, provides that the interest of the lessee thereunder may be encumbered by the related Mortgage and does not restrict the use of the related Mortgaged Property by such lessee, its successors or assigns, in a manner that would materially and adversely affect the security provided by the Mortgage; as of the date of origination of the Mortgage Loan, there was no material change of record in the terms of such Ground Lease with the exception of written instruments which are part of the related Mortgage File and Seller has no knowledge of any material change in the terms of such Ground Lease since the recordation of the related Mortgage, with the exception of written instruments which are part of the related Mortgage File;

            (b) such Ground Lease or such other agreement received by the originator of the Mortgage Loan from the ground lessor is not subject to any liens or encumbrances superior to, or of equal priority with, the related Mortgage, other than the related fee interest and Permitted Encumbrances and such Ground Lease or such other agreement received by the originator of the Mortgage Loan from the ground lessor is, and shall remain, prior to any mortgage or other lien upon the related fee interest (other than the Permitted Encumbrances) unless a nondisturbance agreement is obtained from the holder of any mortgage on the fee interest which is assignable to or for the benefit of the related lessee and the related mortgagee;

            (c) such Ground Lease or other agreement provides that upon foreclosure of the related Mortgage or assignment of the Mortgagor's interest in such Ground Lease in lieu thereof, the mortgagee under such Mortgage is entitled to become the owner of such interest upon notice to, but without the consent of, the lessor thereunder and, in the event that such mortgagee (or any of its successors and assigns under the Mortgage) becomes the owner of such interest, such interest is further assignable by such mortgagee (or any of its successors and assigns under the Mortgage) upon notice to such lessor, but without a need to obtain the consent of such lessor;

            (d) such Ground Lease is in full force and effect and no default of tenant or ground lessor was in existence at origination, or to the Seller's knowledge, is in existence as of the Closing Date, under such Ground Lease, nor at origination was, or to the Seller's knowledge, is there any condition which, but for the passage of time or the giving of notice, would result in a default under the terms of such Ground Lease; either such Ground Lease or a separate agreement contains the ground lessor's covenant that it shall not amend, modify, cancel or terminate such Ground Lease without the prior written consent of the mortgagee under such Mortgage and any amendment, modification, cancellation or termination of the Ground Lease without the prior written consent of the related mortgagee, or its successors or assigns is not binding on such mortgagee, or its successor or assigns;

            (e) such Ground Lease or other agreement requires the lessor thereunder to give written notice of any material default by the lessee to the mortgagee under the related Mortgage, provided that such mortgagee has provided the lessor with notice of its lien in accordance with the provisions of such Ground Lease; and such Ground Lease or other agreement provides that no such notice of default and no termination of the Ground Lease in connection with such notice of default shall be effective against such mortgagee unless such notice of default has been given to such mortgagee and any related Ground Lease or other agreement contains the ground lessor's covenant that it will give to the related mortgagee, or its successors or assigns, any notices it sends to the Mortgagor;

            (f) either (i) the related ground lessor has subordinated its interest in the related Mortgaged Property to the interest of the holder of the Mortgage Loan or (ii) such Ground Lease or other agreement provides that (A) the mortgagee under the related Mortgage is permitted a reasonable opportunity to cure any default under such Ground Lease which is curable, including reasonable time to gain possession of the interest of the lessee under the Ground Lease, after the receipt of notice of any such default before the lessor thereunder may terminate such Ground Lease;
      (B) in the case of any such default which is not curable by such mortgagee, or in the event of the bankruptcy or insolvency of the lessee under such Ground Lease, such mortgagee has the right, following termination of the existing Ground Lease or rejection thereof by a bankruptcy trustee or similar party, to enter into a new ground lease with the lessor on substantially the same terms as the existing Ground Lease; and (C) all rights of the Mortgagor under such Ground Lease (insofar as it relates to the Ground Lease) may be exercised by or on behalf of such mortgagee under the related Mortgage upon foreclosure or assignment in lieu of foreclosure;

            (g) such Ground Lease has an original term (or an original term plus one or more optional renewal terms that under all circumstances may be exercised, and will be enforceable, by the mortgagee or its assignee) which extends not less than 20 years beyond the stated maturity date of the related Mortgage Loan;

            (h) under the terms of such Ground Lease and the related Mortgage, taken together, any related insurance proceeds will be applied either to the repair or restoration of all or part of the related Mortgaged Property, with the mortgagee under such Mortgage or a financially responsible institution acting as trustee appointed by it, or consented to by it, or by the lessor having the right to hold and disburse such proceeds as the repair or restoration progresses (except in such cases where a provision entitling another party to hold and disburse such proceeds would not be viewed as commercially unreasonable by a prudent commercial mortgage lender), or to the payment in whole or in part of the outstanding principal balance of such Mortgage Loan together with any accrued and unpaid interest thereon; and

            (i) such Ground Lease does not impose any restrictions on subletting which would be viewed as commercially unreasonable by the Seller; such Ground Lease contains a covenant (or applicable laws provide) that the lessor thereunder is not permitted, in the absence of an uncured default, to disturb the possession, interest or quiet enjoyment of any lessee in the relevant portion of such Mortgaged Property subject to such Ground Lease for any reason, or in any manner, which would materially adversely affect the security provided by the related Mortgage.

            (21) (a) Except for those Mortgage Loans set forth on Schedule I hereto for which a lender's environmental insurance policy was obtained in lieu of an Environmental Site Assessment, an Environmental Site Assessment relating to each Mortgaged Property and prepared no earlier than 12 months prior to the Closing Date was obtained and reviewed by the Seller in connection with the origination of such Mortgage Loan and a copy is included in the Servicing File.

            (b) Such Environmental Site Assessment does not identify, and the Seller has no actual knowledge of, any adverse circumstances or conditions with respect to or affecting the Mortgaged Property that would constitute or result in a material violation of any Environmental Laws, other than with respect to a Mortgaged Property (i) for which environmental insurance (as set forth on Schedule II hereto) is maintained, or (ii) which would require any expenditure greater than 5% of the outstanding principal balance of such Mortgage Loan to achieve or maintain compliance in all material respects with any Environmental Laws for which adequate sums, but in no event less than 125% of the estimated cost as set forth in the Environmental Site Assessment, were reserved in connection with the origination of the Mortgage Loan and for which the related Mortgagor has covenanted to perform, or (iii) as to which the related Mortgagor or one of its affiliates is currently taking or required to take such actions (which may be the implementation of an operations and maintenance plan), if any, with respect to such conditions or circumstances as have been recommended by the Environmental Site Assessment or required by the applicable governmental authority, or (iv) as to which another responsible party not related to the Mortgagor with assets reasonably estimated by the Seller at the time of origination to be sufficient to effect all necessary or required remediation identified in a notice or other action from the applicable governmental authority is currently taking or required to take such actions, if any, with respect to such regulatory authority's order or directive, or (v) as to which such conditions or circumstances identified in the Environmental Site Assessment were investigated further and based upon such additional investigation, an environmental consultant recommended no further investigation or remediation, or (vi) as to which a party with financial resources reasonably estimated to be adequate to cure the condition or circumstance provided a guaranty or indemnity to the related Mortgagor or to the mortgagee to cover the costs of any required investigation, testing, monitoring or remediation, or (vii) as to which the related Mortgagor or other responsible party obtained a "No Further Action" letter or other evidence reasonably acceptable to a prudent commercial mortgage lender that applicable federal, state, or local governmental authorities had no current intention of taking any action, and are not requiring any action, in respect of such condition or circumstance, or (viii) which would not require substantial cleanup, remedial action or other extraordinary response under any Environmental Laws reasonably estimated to cost in excess of 5% of the outstanding principal balance of such Mortgage Loan.

            (c) To the Seller's actual knowledge and in reliance upon the Environmental Site Assessment, except for any Hazardous Materials being handled in accordance with applicable Environmental Laws and except for any Hazardous Materials present at such Mortgaged Property for which, to the extent that an Environmental Site Assessment recommends remediation or other action, (A) there exists either (i) environmental insurance with respect to such Mortgaged Property (as set forth on Schedule II hereto) or
      (ii) an amount in an escrow account pledged as security for such Mortgage Loan under the relevant Mortgage Loan documents equal to no less than 125% of the amount estimated in such Environmental Site Assessment as sufficient to pay the cost of such remediation or other action in accordance with such Environmental Site Assessment or (B) one of the statements set forth in clause (b) above is true, (1) such Mortgaged Property is not being used for the treatment or disposal of Hazardous Materials; (2) no Hazardous Materials are being used or stored or generated for off-site disposal or otherwise present at such Mortgaged Property other than Hazardous Materials of such types and in such quantities as are customarily used or stored or generated for off-site disposal or otherwise present in or at properties of the relevant property type; and (3) such Mortgaged Property is not subject to any environmental hazard (including, without limitation, any situation involving Hazardous Materials) which under the Environmental Laws would have to be eliminated before the sale of, or which could otherwise reasonably be expected to adversely affect in more than a de minimis manner the value or marketability of, such Mortgaged Property.

            (d) The related Mortgage or other Mortgage Loan documents contain covenants on the part of the related Mortgagor requiring its compliance with any present or future federal, state and local Environmental Laws and regulations in connection with the Mortgaged Property. The related Mortgagor (or an affiliate thereof) has agreed to indemnify, defend and hold the Seller, and its successors and assigns, harmless from and against any and all losses, liabilities, damages, penalties, fines, expenses and claims of whatever kind or nature (including attorneys' fees and costs) imposed upon or incurred by or asserted against any such party resulting from a breach of the environmental representations, warranties or covenants given by the related Mortgagor in connection with such Mortgage Loan.

            (e) Each of the Mortgage Loans which is covered by a lender's environmental insurance policy obtained in lieu of an Environmental Site Assessment ("In Lieu of Policy") is identified on Schedule I, and each In Lieu of Policy is in an amount equal to 125% of the outstanding principal balance of the related Mortgage Loan and has a term ending no sooner than the maturity date (or, in the case of an ARD Loan, the final maturity date) of the related Mortgage Loan. All environmental assessments or updates that were in the possession of the Seller and that relate to a Mortgaged Property identified on Schedule I as being insured by an In Lieu of Policy have been delivered to or disclosed to the In Lieu of Policy carrier issuing such policy prior to the issuance of such policy.

            (22) As of the date of origination of the related Mortgage Loan, and, as of the Closing Date, the Mortgaged Property is covered by insurance policies providing the coverage described below and the Mortgage Loan documents permit the mortgagee to require the coverage described below. All premiums with respect to the Insurance Policies insuring each Mortgaged Property have been paid in a timely manner or escrowed to the extent required by the Mortgage Loan documents, and the Seller has not received (1) any notice of non payment of premiums that has not been cured in a timely manner by the related Mortgagor or
(2) any notice of cancellation or termination of such Insurance Policies. The relevant Servicing File contains the Insurance Policy required for such Mortgage Loan or a certificate of insurance for such Insurance Policy. Each Mortgage requires that the related Mortgaged Property and all improvements thereon are covered by Insurance Policies providing (a) coverage in the amount of the lesser of full replacement cost of such Mortgaged Property and the outstanding principal balance of the related Mortgage Loan (subject to customary deductibles) for losses sustained by fire and against loss or damage by other risks and hazards covered by a standard extended coverage insurance policy providing "special" form coverage in an amount sufficient to prevent the Mortgagor from being deemed a co-insurer and to provide coverage on a full replacement cost basis of such Mortgaged Property (in some cases exclusive of excavations, underground utilities, foundations and footings) with an agreed amount endorsement to avoid application of any coinsurance provision; such policies contain a standard mortgage clause naming mortgagee and its successor in interest as additional insureds or loss payee, as applicable; (b) business interruption or rental loss insurance in an amount at least equal to (i) 12 months of operations or (ii) in some cases all rents and other amounts customarily insured under this type of insurance of the Mortgaged Property; (c) flood insurance (if any portion of the improvements on the Mortgaged Property is located in an area identified by the Federal Emergency Management Agency ("FEMA"), with respect to certain Mortgage Loans and the Secretary of Housing and Urban Development with respect to other Mortgage Loans, as having special flood hazards) in an amount not less than amounts prescribed by FEMA; (d) workers' compensation, if required by law; (e) comprehensive general liability insurance in an amount consistent with the standard utilized by the Seller with respect to loans it holds for its own account, but not less than $1 million; all such Insurance Policies contain clauses providing they are not terminable and may not be terminated without thirty (30) days prior written notice to the mortgagee (except where applicable law requires a shorter period or except for nonpayment of premiums, in which case not less than ten (10) days prior written notice to the mortgagee is required). In addition, each Mortgage permits the related mortgagee to make premium payments to prevent the cancellation thereof and shall entitle such mortgagee to reimbursement therefor. Any insurance proceeds in respect of a casualty loss or taking will be applied either to the repair or restoration of all or part of the related Mortgaged Property or the payment of the outstanding principal balance of the related Mortgage Loan together with any accrued interest thereon. The related Mortgaged Property is insured by an Insurance Policy, issued by an insurer meeting the requirements of such Mortgage Loan and having a claims-paying or financial strength rating of at least "A-:V" from A.M. Best Company or "A-" (or the equivalent) from Standard & Poor's Ratings Services, Fitch, Inc. or Moody's Investors Service, Inc. An architectural or engineering consultant has performed an analysis of each of the Mortgaged Properties located in seismic zones 3 or 4 in order to evaluate the structural and seismic condition of such property, for the sole purpose of assessing the probable maximum loss ("PML") for the Mortgaged Property in the event of an earthquake. In such instance, the PML was based on a return period of not less than 100 years, an exposure period of 50 years and a 10% probability of exceedence. If the resulting report concluded that the PML would exceed 20% of the amount of the replacement costs of the improvements, earthquake insurance on such Mortgaged Property was obtained by an insurer rated at least "A-:V" by A.M. Best Company or "A-" (or the equivalent) from Standard & Poor's Ratings Services, Fitch, Inc. or Moody's Investors Service, Inc. To the Seller's actual knowledge, the insurer issuing each of the foregoing insurance policies is qualified to write insurance in the jurisdiction where the related Mortgaged Property is located.

            (23) All amounts required to be deposited by each Mortgagor at origination under the related Mortgage Loan documents have been deposited or have been withheld from the related Mortgage Loan proceeds at origination and there are no deficiencies with regard thereto.

            (24) Whether or not a Mortgage Loan was originated by the Seller, to the Seller's knowledge, with respect to each Mortgage Loan originated by the Seller and each Mortgage Loan originated by any Person other than the Seller, as of the date of origination of the related Mortgage Loan, and, to the Seller's actual knowledge, with respect to each Mortgage Loan originated by the Seller and any prior holder of the Mortgage Loan, as of the Closing Date, there are no actions, suits, arbitrations or governmental investigations or proceedings by or before any court or other governmental authority or agency now pending against or affecting the Mortgagor under any Mortgage Loan or any of the Mortgaged Properties which, if determined against such Mortgagor or such Mortgaged Property, would materially and adversely affect the value of such Mortgaged Property, the security intended to be provided with respect to the related Mortgage Loan, or the ability of such Mortgagor and/or the current use of such Mortgaged Property to generate net cash flow to pay principal, interest and other amounts due under the related Mortgage Loan; and to the Seller's actual knowledge there are no such actions, suits or proceedings threatened against such Mortgagor.

            (25) Each Mortgage Loan complied at origination, in all material respects, with all of the terms, conditions and requirements of the Seller, or if the Seller is not the originator, then, to the knowledge of the Seller, the originator's or the Seller's, underwriting standards applicable to such Mortgage Loan and since origination, the Mortgage Loan has been serviced in all material respects in a legal manner in conformance with customary industry standards.

            (26) The originator of the Mortgage Loan or the Seller has inspected or caused to be inspected each related Mortgaged Property within the 12 months prior to the Closing Date.

            (27) The Mortgage Loan documents require the Mortgagor to provide the holder of the Mortgage Loan with at least annual operating statements, financial statements and except for Mortgage Loans for which the related Mortgaged Property is leased to a single tenant, rent rolls.

            (28) All escrow deposits and payments required by the terms of each Mortgage Loan are in the possession, or under the control of the Seller (except to the extent they have been disbursed for their intended purposes), and all amounts required to be deposited by the applicable Mortgagor under the related Mortgage Loan documents have been deposited, and there are no deficiencies with regard thereto (subject to any applicable notice and cure period). All of the Seller's interest in such escrows and deposits will be conveyed by the Seller to the Purchaser hereunder.

            (29) No two or more Mortgage Loans representing, in the aggregate, more than 5% of the aggregate outstanding principal amount of all the mortgage loans included in the Trust Fund have the same Mortgagor or, to the Seller's knowledge, are to Mortgagors which are entities controlled by one another or under common control.

            (30) Each Mortgagor with respect to a Mortgage Loan with a principal balance as of the Cut-off Date in excess of $15,000,000 included in the Trust Fund is an entity whose organizational documents or related Mortgage Loan documents provide that it is, and at least so long as the Mortgage Loan is outstanding will continue to be, a Single Purpose Entity. For this purpose, "Single Purpose Entity" shall mean a Person, other than an individual, whose organizational documents or related Mortgage Loan documents provide that it shall engage solely in the business of owning and operating the Mortgaged Property and which does not engage in any business unrelated to such property and the financing thereof, does not have any assets other than those related to its interest in the Mortgaged Property or the financing thereof or any indebtedness other than as permitted by the related Mortgage or the other Mortgage Loan documents, and the organizational documents of which require that it have its own separate books and records and its own accounts, in each case which are separate and apart from the books and records and accounts of any other Person.

            (31) The gross proceeds of each Mortgage Loan to the related Mortgagor at origination did not exceed the non-contingent principal amount of the Mortgage Loan and either: (a) such Mortgage Loan is secured by an interest in real property having a fair market value (i) at the date the Mortgage Loan was originated at least equal to 80% of the original principal balance of the Mortgage Loan or (ii) at the Closing Date at least equal to 80% of the original principal balance of the Mortgage Loan on such date; provided that for purposes hereof, the fair market value of the real property interest must first be reduced by (A) the amount of any lien on the real property interest that is senior to the Mortgage Loan and (B) a proportionate amount of any lien that is in parity with the Mortgage Loan (unless such other lien secures a Mortgage Loan that is cross-collateralized with such Mortgage Loan, in which event the computation described in sub-clauses (a)(i) and (a)(ii) of this clause (31) shall be made on a pro rata basis in accordance with the fair market values of the Mortgaged Properties securing such cross-collateralized Mortgage Loan); or
(b) substantially all the proceeds of such Mortgage Loan were used to acquire, improve or protect the real property which served as the only security for such Mortgage Loan (other than a recourse feature or other third party credit enhancement within the meaning of Treasury Regulations Section 1.860G-2(a)(1)(ii)). If the Mortgage Loan was "significantly modified" prior to the Closing Date so as to result in a taxable exchange under Section 1001 of the Code, it either (x) was modified as a result of the default or reasonably foreseeable default of such Mortgage Loan or (y) satisfies the provisions of either sub-clause (a)(i) above (substituting the date of the last such modification for the date the Mortgage Loan was originated) or sub-clause
(a)(ii), including the proviso thereto. The Mortgage Loan is a "qualified mortgage" within the meaning of Section 860G(a)(3) of the Code (but without regard to the rule in Treasury Regulations Section 1.860G-2(f)(2) that treats certain defective mortgage loans as qualified mortgages). Any prepayment premium and yield maintenance charges applicable to the Mortgage Loan constitute "customary prepayment penalties" within the meaning of Treasury Regulations
Section 1.860G-1(b)(2).

            (32) Each of the Mortgage Loans contains a "due on sale" clause, which provides for the acceleration of the payment of the unpaid principal balance of the Mortgage Loan if, without the prior written consent of the holder of the Mortgage Loan, the property subject to the Mortgage, or any controlling interest therein, is directly or indirectly transferred or sold (except that it may provide for transfers by devise, descent or operation of law upon the death of a member, manager, general partner or shareholder of a Mortgagor and that it may provide for transfers subject to the Mortgage Loan holder's approval of transferee, transfers of worn out or obsolete furnishings, fixtures, or equipment promptly replaced with property of equivalent value and functionality, transfers of leases entered into in accordance with the Mortgage Loan documents, transfers to affiliates, transfers to family members for estate planning purposes, transfers among existing members, partners or shareholders in Mortgagors or transfers of passive interests so long as the key principals or general partner retains control). The Mortgage Loan documents contain a "due on encumbrance" clause, which provides for the acceleration of the payment of the unpaid principal balance of the Mortgage Loan if the property subject to the Mortgage or any controlling interest in the Mortgagor is further pledged or encumbered, unless the prior written consent of the holder of the Mortgage Loan is obtained (except that it may provide for assignments subject to the Mortgage Loan holder's approval of transferee, transfers to affiliates or transfers of passive interests so long as the key principals or general partner retains control). The Mortgage or Mortgage Note requires the Mortgagor to pay all reasonable out-of-pocket fees and expenses associated with securing the consent or approval of the holder of the Mortgage for a waiver of a "due on sale" or "due on encumbrance" clause or a defeasance provision. As of the Closing Date, the Seller holds no preferred equity interest in any Mortgagor and the Seller holds no mezzanine debt related to such Mortgaged Property.

            (33) Except with respect to the AB Mortgage Loans, each Mortgage Loan is a whole loan and not a participation interest in a mortgage loan.

            (34) Each Mortgage Loan containing provisions for defeasance of mortgage collateral provides that: defeasance may not occur any earlier than two years after the Closing Date; and requires or provides (i) the replacement collateral consist of U.S. "government securities," within the meaning of Treasury Regulations Section 1.860 G-2(a)(8)(i), in an amount sufficient to make all scheduled payments under the Mortgage Note when due (up to the maturity date for the related Mortgage Loan, the Anticipated Repayment Date for ARD Loans or the date on which the Mortgagor may prepay the related Mortgage Loan without payment of any prepayment penalty); (ii) the loan may be assumed by a Single Purpose Entity approved by the holder of the Mortgage Loan; (iii) counsel provide an opinion that the trustee has a perfected security interest in such collateral prior to any other claim or interest; and (iv) such other documents and certifications as the mortgagee may reasonably require which may include, without limitation, (A) a certification that the purpose of the defeasance is to facilitate the disposition of the mortgaged real property or any other customary commercial transaction and not to be part of an arrangement to collateralize a REMIC offering with obligations that are not real estate mortgages and (B) a certification from an independent certified public accountant that the collateral is sufficient to make all scheduled payments under the Mortgage Note when due. Each Mortgage Loan containing provisions for defeasance provides that, in addition to any cost associated with defeasance, the related Mortgagor shall pay, as of the date the mortgage collateral is defeased, all scheduled and accrued interest and principal due as well as an amount sufficient to defease in full the Mortgage Loan (except as contemplated in clause (35) hereof). In addition, if the related Mortgage Loan permits defeasance, then the Mortgage Loan documents provide that the related Mortgagor shall (x) pay all reasonable fees associated with the defeasance of the Mortgage Loan and all other reasonable expenses associated with the defeasance, or (y) provide all opinions required under the related Mortgage Loan documents, and in the case of any Mortgage Loan with an outstanding principal balance as of the Cut-off Date of $40,000,000 or greater, (a) a REMIC opinion and (b) rating agency letters confirming that no downgrade or qualification shall occur as a result of the defeasance.

            (35) In the event that a Mortgage Loan is secured by more than one Mortgaged Property, then, in connection with a release of less than all of such Mortgaged Properties, a Mortgaged Property may not be released as collateral for the related Mortgage Loan unless, in connection with such release, an amount equal to not less than 125% of the Allocated Loan Amount for such Mortgaged Property is prepaid or, in the case of a defeasance, an amount equal to not less than 125% of the Allocated Loan Amount is defeased through the deposit of replacement collateral (as contemplated in clause (34) hereof) sufficient to make all scheduled payments with respect to such defeased amount, or such release is otherwise in accordance with the terms of the Mortgage Loan documents.

            (36) Each Mortgaged Property is owned by the related Mortgagor, except for Mortgaged Properties which are secured in whole or in a part by a Ground Lease and for out-parcels, and is used and occupied for commercial or multifamily residential purposes in accordance with applicable law.

            (37) In the event of casualty or destruction of the Mortgaged Property, any non-conformity with applicable zoning laws as of the origination date will not prohibit the Mortgaged Property from being restored or repaired in all material respects, to the use or structure at the time of such casualty, except for restrictions on its use or rebuildability for which (i) law and ordinance insurance coverage has been obtained in amounts consistent with the standards utilized by the Seller or (ii) an ALTA lender's title insurance policy or the equivalent as adopted in the applicable jurisdiction, insuring against such non-conformity.

            (38) Neither the Seller nor any affiliate thereof has any obligation to make any capital contributions to the related Mortgagor under the Mortgage Loan. The Mortgage Loan was not originated for the sole purpose of financing the construction of incomplete improvements on the related Mortgaged Property.

            (39) No court of competent jurisdiction will determine in a final decree that fraud with respect to the Mortgage Loans has taken place on the part of the Seller or, to the Seller's actual knowledge, on the part of any originator, in connection with the origination of such Mortgage Loan.

            (40) If the related Mortgage or other Mortgage Loan documents provide for a grace period for delinquent Monthly Payments, such grace period is no longer than ten (10) days from the applicable payment date.

            (41) The following statements are true with respect to the related Mortgaged Property: (a) the Mortgaged Property is located on or adjacent to a dedicated road or has access to an irrevocable easement permitting ingress and egress and (b) the Mortgaged Property is served by public or private utilities, water and sewer (or septic facilities) appropriate for the use in which the Mortgaged Property is currently being utilized.

            (42) None of the Mortgage Loan documents contain any provision that expressly excuses the related borrower from obtaining and maintaining insurance coverage for acts of terrorism or, in circumstances where terrorism insurance is not expressly required, the mortgagee is not prohibited from requesting that the related borrower maintain such insurance, in each case, to the extent such insurance coverage is generally available for like properties in such jurisdictions at commercially reasonable rates. Each Mortgaged Property is insured by a "standard extended coverage" casualty insurance policy that does not contain an express exclusion for (or, alternatively, is covered by a separate policy that insures against property damage resulting from) acts of terrorism.

            (43) An appraisal of the related Mortgaged Property was conducted in connection with the origination of such Mortgage Loan, and such appraisal satisfied the guidelines in Title XI of the Financial Institutions Reform, Recovery and Enforcement Act of 1989, as in effect on the date such Mortgage Loan was originated.

            (44) Each Mortgaged Property is, and is required pursuant to the related Mortgage to be, insured by (a) a fire and extended perils insurance policy providing coverage against loss or damage sustained by reason of fire, lightning, windstorm, hail, explosion, riot, riot attending a strike, civil commotion, aircraft, vehicles and smoke, and, (b) to the extent required as of the date of origination by the originator of such Mortgage Loan consistent with its capital markets conduit lending practices, against other risks insured against by persons operating like properties in the locality of the Mortgaged Property, in each case in an amount not less than the lesser of the principal balance of the related Mortgage Loan and the replacement cost of the improvements located at the Mortgaged Property, and not less than the amount necessary to avoid the operation of any co-insurance provisions with respect to the Mortgaged Property, and the policy contains no provisions for a deduction for depreciation.

            Defined Terms:

            The term "Allocated Loan Amount" shall mean, for each Mortgaged Property, the portion of principal of the related Mortgage Loan allocated to such Mortgaged Property for certain purposes (including determining the release prices of properties, if permitted) under such Mortgage Loan as set forth in the related loan documents. There can be no assurance, and it is unlikely, that the Allocated Loan Amounts represent the current values of individual Mortgaged Properties, the price at which an individual Mortgaged Property could be sold in the future to a willing buyer or the replacement cost of the Mortgaged Properties.

            The term "Anticipated Repayment Date" shall mean the date on which all or substantially all of any Excess Cash Flow is required to be applied toward prepayment of the related Mortgage Loan and on which any such Mortgage Loan begins accruing Excess Interest.

            The term "ARD Loan" shall have the meaning assigned thereto in the Pooling and Servicing Agreement.

            The term "Environmental Site Assessment" shall mean a Phase I environmental report meeting the requirements of the American Society for Testing and Materials, and, if in accordance with customary industry standards a reasonable lender would require it, a Phase II environmental report, each prepared by a licensed third party professional experienced in environmental matters.

            The term "Excess Cash Flow" shall mean the cash flow from the Mortgaged Property securing an ARD Loan after payments of interest (at the Mortgage Interest Rate) and principal (based on the amortization schedule), and
(a) required payments for the tax and insurance fund and ground lease escrows fund, (b) required payments for the monthly debt service escrows, if any, (c) payments to any other required escrow funds and (d) payment of operating expenses pursuant to the terms of an annual budget approved by the applicable Master Servicer and discretionary (lender approved) capital expenditures.

            The term "Excess Interest" shall mean any accrued and deferred interest on an ARD Loan in accordance with the following terms. Commencing on the respective Anticipated Repayment Date each ARD Loan (pursuant to its existing terms or a unilateral option, as defined in Treasury Regulations under
Section 1001 of the Code, in the Mortgage Loans exercisable during the term of the Mortgage Loan) generally will bear interest at a fixed rate (the "Revised Rate") per annum equal to the Mortgage Interest Rate plus a percentage specified in the related Mortgage Loan documents. Until the principal balance of each such Mortgage Loan has been reduced to zero (pursuant to its existing terms or a unilateral option, as defined in Treasury Regulations under Section 1001 of the Code, in the Mortgage Loans exercisable during the term of the Mortgage Loan), such Mortgage Loan will only be required to pay interest at the Mortgage Interest Rate and the interest accrued at the excess of the related Revised Rate over the related Mortgage Interest Rate will be deferred (such accrued and deferred interest and interest thereon, if any, is "Excess Interest").

            The term "in reliance on" shall mean that:

            (a) the Seller has examined and relied in whole or in part upon one or more of the specified documents or other information in connection with a given representation or warranty;

            (b) that the information contained in such document or otherwise obtained by the Seller appears on its face to be consistent in all material respects with the substance of such representation or warranty;

            (c) the Seller's reliance on such document or other information is consistent with the standard of care exercised by prudent lending institutions originating commercial mortgage loans; and

            (d) although the Seller is under no obligation to verify independently the information contained in any document specified as being relied upon by it, the Seller believes the information contained therein to be true, accurate and complete in all material respects and has no actual knowledge of any facts or circumstances which would render reliance thereon unjustified without further inquiry.

            The term "Mortgage Interest Rate" shall mean the fixed rate of interest per annum that each Mortgage Loan bears as of the Cut-off Date.

            The term "Permitted Encumbrances" shall mean:

            (a) the lien of current real property taxes, water charges, sewer rents and assessments not yet delinquent or accruing interest or penalties;

            (b) covenants, conditions and restrictions, rights of way, easements and other matters of public record acceptable to mortgage lending institutions generally and referred to in the related mortgagee's title insurance policy;

            (c) other matters to which like properties are commonly subject, and

            (d) the rights of tenants, as tenants only, whether under ground leases or space leases at the Mortgaged Property.

            which together do not materially and adversely affect the related Mortgagor's ability to timely make payments on the related Mortgage Loan, which do not materially interfere with the benefits of the security intended to be provided by the related Mortgage or the use, for the use currently being made, the operation as currently being operated, enjoyment, value or marketability of such Mortgaged Property, provided, however, that, for the avoidance of doubt, Permitted Encumbrances shall exclude all pari passu, second, junior and subordinated mortgages but shall not exclude mortgages that secure other Mortgage Loans or Companion Loans that are cross-collateralized with the related Mortgage Loan.

            Other. For purposes of these representations and warranties, the term "to the Seller's knowledge" shall mean that no officer, employee or agent of the Seller responsible for the underwriting, origination or sale of the Mortgage Loans or of any servicer responsible for servicing the Mortgage Loan on behalf of the Seller, believes that a given representation or warranty is not true or is inaccurate based upon the Seller's reasonable inquiry and during the course of such inquiry, no such officer, employee or agent of the Seller has obtained any actual knowledge of any facts or circumstances that would cause such person to believe that such representation or warranty was inaccurate. Furthermore, all information contained in documents which are part of or required to be part of a Mortgage File shall be deemed to be within the Seller's knowledge. For purposes of these representations and warranties, the term "to the Seller's actual knowledge" shall mean that an officer, employee or agent of the Seller responsible for the underwriting, origination and sale of the Mortgage Loans does not actually know of any facts or circumstances that would cause such person to believe that such representation or warranty was inaccurate.

                            Exhibit A - Ground Leases

--------------------------------------------------------------------------------
Loan No. 138               1952 Heritage Grove Circle          Leasehold
--------------------------------------------------------------------------------

                                    EXHIBIT C

   EXCEPTIONS TO MORTGAGE LOAN REPRESENTATIONS AND WARRANTIES (NATIXIS LOANS)

--------------------------------------------------------------------------------
ALL NATIXIS LOANS, except for    Exception
111 Massachusetts Avenue Loan
(insurer with AA rating), St.
Joe's - Windward Loan (insurer
with A rating) and St. Joe's -
150 West Main Loan (insurer
with A rating)
--------------------------------------------------------------------------------
Exception to Representation 22   Insurance policies are required to be issued
- Insurance                      by insurers with rating of A:VII from A.M.
                                 Best Company or BBB (or the equivalent) or better from Standard & Poor's Rating
                                 Services, a division of The McGraw-Hill
                                 Companies, Inc., Fitch, Inc. or Moody's
                                 Investor Services, Inc.


--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Loan Name: 111 Massachusetts     Exception
Avenue [$90,000,000]
--------------------------------------------------------------------------------
Exception to Representation      The related loan documents permit the
32-Transfer                      borrower to incur subordinated indebtedness
                                 secured by a pledge of membership interests in the borrower, provided that a) loan-to-value ratio for the Mortgage Loan and the permitted mezzanine financing is equal to or less than 85%; b) debt-service-coverage-ratio for the Mortgage
                                 Loan and the permitted mezzanine financing is equal to or greater than 1.05 to 1; c) no default or event of default exists or is continuing; d) the mezzanine lenders enters into an intercreditor agreement with the lender; e) borrower pays all out-of-pocket expenses by lender and f) if any securities are outstanding, the rating agency confirmation is received with respect to such mezzanine loan.

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Loan Name: St. Joe's - Windward  Exception
[$47,634,792]
--------------------------------------------------------------------------------
Exception to Representation  32  The related loan documents permit the
Transfer borrower to incur subordinated indebtedness secured by a pledge of membership interests in the borrower, provided that a) loan-to-value ratio for the Mortgage Loan and the permitted mezzanine financing is equal to or less than 85%; b) debt-service-coverage ratio for the Mortgage Loan and the permitted mezzanine financing is equal to or greater than 1.10 to 1; c) no default or event of default exists or is continuing; d) such mezzanine loan shall be coterminous with the Mortgage Loan; e) the mezzanine lenders enters into an intercreditor agreement with the lender; f) borrower pays all out-of-pocket expenses by lender and g) if any securities are outstanding, the rating agency confirmation is received with respect to such mezzanine loan.

                                 In addition, the indirect interest in the borrower and the excess cash flow distributions (after debt service and property expenses) received from the Mortgaged Properties securing the Mortgage Loans have been pledged to additionally secure other mortgage financing made to affiliates of the borrower.

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Loan Name: St. Joe's - 150 West  Exception
Main [$46,948,014]
--------------------------------------------------------------------------------
Exception to Representation  32  The related loan documents permit the
Transfer borrower to incur subordinated indebtedness secured by a pledge of membership interests in the borrower, provided that a) loan-to-value ratio for the Mortgage Loan and the permitted mezzanine financing is equal to or less than 85%; b) debt-service-coverage ratio for the Mortgage Loan and the permitted mezzanine financing is equal to or greater than 1.10 to 1; c) no default or event of default exists or is continuing; d) such mezzanine loan shall be coterminous with the Mortgage Loan; e) the mezzanine lenders enters into an intercreditor agreement with the lender; f) borrower pays all out-of-pocket expenses by lender and g) if any securities are outstanding, the rating agency confirmation is received with respect to such mezzanine loan.

                                 In addition, the indirect interest in the borrower and the excess cash flow distributions (after debt service and property expenses) received from the Mortgaged Properties securing the Mortgage Loans have been pledged to additionally secure other mortgage financing made to affiliates of the borrower.

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Loan Name: Hilton Fort Lee       Exception
Hotel [$33,000,000]
--------------------------------------------------------------------------------
Exception to Representation  32  The related loan documents permit the
Transfer                         borrower to incur subordinated indebtedness
                                 secured by a pledge of membership interests in the borrower, provided that a) loan-to-value ratio for the Mortgage Loan and the permitted mezzanine financing is equal to or less than 80%; b) debt-service-coverage ratio for the Mortgage Loan and the permitted mezzanine financing is equal to or greater than 1.35 to 1; c) no default or event of default exists or is continuing; d) the mezzanine lenders enters into an intercreditor agreement with the lender; e) borrower pays all out-of-pocket expenses by lender and f) if any securities are outstanding, the rating agency confirmation is received with respect to such mezzanine loan.

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Loan Name: Bentley Mall          Exception
[$29,000,000]
--------------------------------------------------------------------------------
Exception to Representation 12   A release of a certain parcel is permitted if
- Releases                       the following circumstances are met: (a) the
                                 underwritten debt service coverage ratio at the time of such partial release and immediately thereafter is not less than 1.25:1; (b) the loan-to-value following the partial release does not exceed seventy percent (70%); (c) at the time Mortgagor requests a partial release and at the time such partial release is consummated, there exists no continuing event of default; and
                                 (d) Mortgagor delivers to Mortgagee the
                                 allocated loan amount for the release parcel which allocated loan amount shall be applied against the debt in accordance with the terms of the loan agreement.

--------------------------------------------------------------------------------
Exception to Representation 32   The related loan documents permit the
-Transfer                        borrower to incur subordinated indebtedness
                                 secured by a pledge of membership interests in the borrower, provided that a) loan-to-value ratio for the Mortgage Loan and the permitted mezzanine financing is equal to or less than 90%; b) debt-service-coverage ratio for the Mortgage Loan and the permitted mezzanine financing is equal to or greater than 1.05 to 1; c) no default or event of default exists or is continuing; d) the mezzanine lenders enters into an intercreditor agreement with the lender; e) borrower pays a non-refundable $5,000 servicing fee and all out-of-pocket expenses by lender and f) if any securities are outstanding, the rating comfort letter is received with respect to such mezzanine loan.


--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Loan Name: St. Joe's - Millenia  Exception
Park [$27,996,592]
--------------------------------------------------------------------------------
Exception to Representation  32  The related loan documents permit the
- Transfer                       borrower to incur subordinated indebtedness
                                 secured by a pledge of membership interests in the borrower, provided that a) loan-to-value ratio for the Mortgage Loan and the permitted mezzanine financing is equal to or less than 85%; b) debt-service-coverage ratio for the Mortgage Loan and the permitted mezzanine financing is equal to or greater than 1.10 to 1; c) no default or event of default exists or is continuing; d) such mezzanine loan shall be coterminous with the Mortgage Loan; e) the mezzanine lenders enters into an intercreditor agreement with the lender; f) borrower pays all out-of-pocket expenses by lender and g) if any securities are outstanding, the rating agency confirmation is received with respect to such mezzanine loan.

                                 In addition, the indirect interest in the borrower and the excess cash flow distributions (after debt service and property expenses) received from the Mortgaged Properties securing the Mortgage Loans have been pledged to additionally secure other mortgage financing made to affiliates of the borrower.


--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Loan Name: St. Joe's -           Exception
Southhall Center [$17,890,061]
--------------------------------------------------------------------------------
Exception to Representation  32  The related loan documents permit the
Transfer                         borrower to incur subordinated indebtedness
                                 secured by a pledge of membership interests in the borrower, provided that a) loan-to-value ratio for the Mortgage Loan and the permitted mezzanine financing is equal to or less than 85%; b) debt-service-coverage ratio for the Mortgage Loan and the permitted mezzanine financing is equal to or greater than 1.10 to 1; c) no default or event of default exists or is continuing; d) such mezzanine loan shall be coterminous with the Mortgage Loan; e) the mezzanine lenders enters into an intercreditor agreement with the lender; f) borrower pays all out-of-pocket expenses by lender and g) if any securities are outstanding, the rating agency confirmation is received with respect to such mezzanine loan.

                                 In addition, the indirect interest in the borrower and the excess cash flow distributions (after debt service and property expenses) received from the Mortgaged Properties securing the Mortgage Loans have been pledged to additionally secure other mortgage financing made to affiliates of the borrower.


--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Loan Name: St. Joe's -           Exception
Beckrich I and II [$12,471,934]
--------------------------------------------------------------------------------
Exception to Representation 32   The related loan documents permit the
-Transfer                        borrower to incur subordinated indebtedness
                                 secured by a pledge of membership interests in the borrower, provided that a) loan-to-value ratio for the Mortgage Loan and the permitted mezzanine financing is equal to or less than 85%; b) debt-service-coverage ratio for the Mortgage Loan and the permitted mezzanine financing is equal to or greater than 1.10 to 1; c) no default or event of default exists or is continuing; d) such mezzanine loan shall be coterminous with the Mortgage Loan; e) the mezzanine lenders enters into an intercreditor agreement with the lender; f) borrower pays all out-of-pocket expenses by lender and g) if any securities are outstanding, the rating agency confirmation is received with respect to such mezzanine loan.

                                 In addition, the indirect interest in the borrower and the excess cash flow distributions (after debt service and property expenses) received from the Mortgaged Properties securing the Mortgage Loans have been pledged to additionally secure other mortgage financing made to affiliates of the borrower.

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Loan Name: St. Joe's -           Exception
Southwood [$11,956,853]
--------------------------------------------------------------------------------
Exception to Representation  32  The related loan documents permit the
Transfer                         borrower to incur subordinated indebtedness
                                 secured by a pledge of membership interests in the borrower, provided that a) loan-to-value ratio for the Mortgage Loan and the permitted mezzanine financing is equal to or less than 85%; b) debt-service-coverage ratio for the Mortgage Loan and the permitted mezzanine financing is equal to or greater than 1.10 to 1; c) no default or event of default exists or is continuing; d) such mezzanine loan shall be coterminous with the Mortgage Loan; e) the mezzanine lenders enters into an intercreditor agreement with the lender; f) borrower pays all out-of-pocket expenses by lender and g) if any securities are outstanding, the rating agency confirmation is received with respect to such mezzanine loan.

                                 In addition, the indirect interest in the borrower and the excess cash flow distributions (after debt service and property expenses) received from the Mortgaged Properties securing the Mortgage Loans have been pledged to additionally secure other mortgage financing made to affiliates of the borrower.

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Loan Name: Stockbridge Plaza     Exception
[$10,500,000]
--------------------------------------------------------------------------------
Exception to Representation 12-  The related loan documents permit the
Releases                         borrower to obtain the release of a parcel
                                 from the lien of the mortgage upon the
                                 satisfaction of certain conditions specified in the loan documents, including without limitation (i) the transfer of the release parcel to a bona-fide unaffiliated third party; (ii) no event of default has occurred and is continuing; (iii) payment of the greater of (a) $3,450,000 and (b) 100% of the net sale proceeds to a maximum of $4,000,000;
                                 (iv) after giving effect to such partial release, the debt service coverage ratio is not less than the greater of (a) the debt service coverage ratio immediately preceding such partial release and (b) the debt service coverage ratio as of the date of closing of the partial release and (v) after giving effect to such partial release, the loan-to-value ratio is not less than the greater of (a) the loan-to-value ratio immediately preceding such partial release and (b) the loan-to-value ratio as of the date of closing of the partial release.

--------------------------------------------------------------------------------
Exception to Representation 21   The Phase I Environmental Report and the
- Environmental Assessment       Engineering Report were issued on 7/07/06,
                                 more than a year prior to the Closing Date
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Loan Name: Comfort Suites -      Exception
Garners Ferry [$6,100,000]
--------------------------------------------------------------------------------
Exception to Representation  35  The mortgaged property is a portion of a
- Tax Parcels                    larger tax lot. Taxes are being reserved for
                                 the entire tax lot and borrower covenants to obtain a tax lot split with the applicable jurisdiction. However, no timeframe is set forth to complete the tax lot split.

--------------------------------------------------------------------------------
Exception to Representation      The loan is secured by a ground lease.
20- Fee Simple Interest          However, the fee interest is subordinated to
                                 Lender's security interests.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Loan Name: Owego Fairgrounds     Exception
[$5,400,000]
--------------------------------------------------------------------------------
Exception to Representation  32  The related loan documents permit the
-  Transfer                      borrower to incur subordinated indebtedness
                                 secured by a pledge of membership interests
                                 in the borrower, provided that a)
                                 loan-to-value ratio for the Mortgage Loan and
                                 the permitted mezzanine financing is equal to
                                 or less than 80%; b) debt-service-coverage
                                 ratio for the Mortgage Loan and the permitted
                                 mezzanine financing is equal to or greater
                                 than 1.20 to 1; c) no default or event of
                                 default exists or is continuing; d) the
                                 mezzanine lenders enters into an
                                 intercreditor agreement  with the lender; e)
                                 borrower pays all out-of-pocket expenses by
                                 lender and f) if any securities are
                                 outstanding, the rating comfort letter is
                                 received with respect to such mezzanine loan.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Loan Name: Medure Portfolio      Exception
[$5,400,000]
--------------------------------------------------------------------------------
Exception to Representation  12  The related loan documents permit the
-  Releases                      borrower to  obtain the release of a parcel
                                 from the lien of the mortgage upon the
                                 satisfaction of certain conditions specified
                                 in the loan documents, including without
                                 limitation (i) the transfer of the release
                                 parcel to a bona-fide unaffiliated third
                                 party; (ii) no event of default has occurred
                                 and is continuing; (iii) defeasance of the
                                 greater of (a) 115% of the allocated loan
                                 amount for the released parcel and (b) 100%
                                 of the allocated net proceeds received for a
                                 release parcel; (iv) after giving effect to
                                 such partial release, the debt service
                                 coverage ratio is not less than the greater
                                 of (a) the debt service coverage ratio
                                 immediately preceding such partial release
                                 and (b) the debt service coverage ratio as of
                                 July 27, 2007 and (v) after giving effect to
                                 such partial release, the loan-to-value ratio
                                 does not exceed (a) the loan-to-value ratio
                                 immediately preceding such partial release
                                 and (b) the loan-to-value ratio as of July
                                 27, 2007.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Loan Name: Prestonwood Village   Exception
II [$4,400,000]
--------------------------------------------------------------------------------
Exception to Representation  32  The related Mortgage Loan documents permit
-Transfer                        the related borrowers to incur unsecured
                                 subordinate debt in the aggregate amount not to exceed 80% of the value of the mortgaged property provided that a) no default or event of default exists or is continuing; b) the unsecured lender enters into an intercreditor agreement with the lender; e) the terms of the unsecured debt shall be less restrictive than the terms of the Mortgage Loan.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Loan Name: 1952 Heritage Grove   Exception
Circle [$2,500,000]
--------------------------------------------------------------------------------
Exception to Representation      The Mortgaged Property is sub-subleased by
20- Ground Lease                 the borrower from Leon County Educational
                                 Facilities Authority, which, in turn, leases the land from the Florida State University
                                 Board of Trustees, which in turn leases from the State of Florida Board of Trustees of the Internal Improvement Trust Fund.

                                 (c) The Mortgage Loan documents permit the
                                 Lender to use reasonable efforts to assign its interest after foreclosure to a sub-sublessee, which is either a financially sound non-profit affinity group or organization officially recognized by Florida State University ("Qualified Organization"), but if the Lender is not able to do so after reasonable efforts, the Lender can transfer its interest to a person or entity who is not a Qualified Organization so long as the Mortgaged Property continues to be used for residential housing purposes for students of the Florida State University.

                                 (d) While the sublessor estoppel provides that sublessor will not cancel, amend, alter, or modify the sublease or accept the surrender of the leased premises or any part thereof by subtenant without the prior written consent of the Lender, which consent shall not be unreasonably withheld or delayed, the ground lessor and sub-sublessor estoppel provide that the respective lessor will not cancel, materially amend, alter, or modify the respective lease or accept the surrender of the leased premises (or any part thereof) by tenant without prior written notice to the Lender.

                                 (i) The ground lease limits subletting to Florida State University students and resident directors who are members of nonprofit affinity groups or organizations officially recognized by Florida State University.


--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Clarksville, IN - Logan          Exception
[$2,840,000],
--------------------------------------------------------------------------------
Exception to Representation 22   The insurance requirements under the loan
- Insurance                      documents have been waived to the extent the
                                 sole tenant is in occupancy under its lease and paying rent thereunder.

--------------------------------------------------------------------------------
Exception to Representation 27 -  So long as the respective sole tenant lease
Operating Statements              is in effect on the respective Mortgaged
                                  Property, Mortgagor will only be required to
                                  furnish on a quarterly basis a statement
                                  certified by Mortgagor (i) setting forth the
                                  rent in effect and collected for the
                                  previous calendar quarter and (ii) whether
                                  any default under the respective sole tenant
                                  lease has occurred.
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Loan Name: LOGAN PORTFOLIO LOANS  Exception
(14):
- Logan Portfolio - Austin, TX
-[$1,165,000],
- Logan Portfolio - Beavercreek,
OH [$1,915,000],
- Logan Portfolio - Bowling
Green, KY [$1,630,000],
- Logan Portfolio - Canton, MI
[$1,365,000],
- Logan Portfolio - Decatur, AL
[$1,755,000],
- Logan Portfolio - Evansville,
IN [$1,245,000],
- Logan Portfolio - Flowood, MS
[$1,655,000],
- Logan Portfolio - Ft.
Oglethorpe, GA [$1,305,000],
- Logan Portfolio - Gallatin, TN
[$1,455,000],
- Logan Portfolio - Huntsville,
AL [$1,750,000],
- Logan Portfolio -
Murfreesboro, TN [$1,545,000],
- Logan Portfolio - Oxford, AL
[$1,280,000],
- Logan Portfolio - Savannah, GA
[$1,555,000],
- Logan Portfolio - West Monroe
- LA [$1,540,000]
--------------------------------------------------------------------------------

Exception to Representation 22 -  The insurance requirements under the loan
Insurance                         documents have been waived to the extent the
                                  sole tenant is in occupancy under its lease and paying rent thereunder.

--------------------------------------------------------------------------------
Exception to Representation 12 -  The related borrower under the applicable
Releases Mortgage Loan (the "Logan Released Mortgage Loan") is permitted to obtain a release of the mortgaged property (the "Logan Released Mortgaged Property") from the lien of the mortgage and/or a termination of any applicable cross-collateralization and cross-default provisions of the other related Mortgage Loans ("Logan Crossed
                                  Loans") in connection with (1) transfer of the mortgaged property to a special purpose entity acceptable to the lender ("Logan Special Transfer") or (2) repayment of the Mortgage Loan, provided that the following conditions are satisfied: (i) no event of default has occurred, (ii) the sole tenant at the Logan Released Mortgaged Property and sole tenants at the other Mortgaged
                                  Properties securing Logan Crossed Loans are open for business and have not defaulted in the payment of rent, (iii) the debt service coverage ratio for the Logan Released
                                  Mortgage Loan after giving effect to such release is not less than the greater of (A) the debt service coverage ratio for the Logan Released Mortgage Loan as of origination date and (B) the debt service coverage ratio for the Logan Released
                                  Mortgage Loan immediately preceding such release, (iv) the loan-to-value ratio for the remaining Mortgage Loans is not greater than 80%, (v) in the event of a full repayment, borrower under the Logan Released Mortgage Loan pays 115% of the outstanding principal (the "Release Amount") to lender with yield maintenance premium and (vi) in the event of a Logan Special Transfer, borrower complies with certain other transfer requirements of the applicable loan agreement, including (a) absence of an event of default, (b) payment of the assumption fee; (c) securing an approval of the Logan Special Transfer from the lender. In connection with a release upon the repayment of the Mortgage Loan, any funds remaining from the Release Amount will be applied against the outstanding principal of the remaining Logan Crossed Loans.

--------------------------------------------------------------------------------
Exception to Representation 27 -  So long as the respective sole tenant lease
Operating Statements              is in effect on the respective Mortgaged
                                  Property, Mortgagor will only be required to
                                  furnish on a quarterly basis a statement
                                  certified by Mortgagor (i) setting forth the
                                  rent in effect and collected for the
                                  previous calendar quarter and (ii) whether
                                  any default under the respective sole tenant
                                  lease has occurred.
--------------------------------------------------------------------------------
Exception to Representation 33 -  Each Mortgaged Property securing a Mortgage
Whole Loans                       Loan also secures another pari passu
                                  Mortgage Loan having the same original
                                  principal balance as the related Mortgage
                                  Loan.

--------------------------------------------------------------------------------
Exception to Representation 34 -  A REMIC election was made with respect to
Defeasance                        the Logan Portfolio Companion Loans on the
                                  closing date of the JPMCC Series 2007-LDP11 securitization (which occurred on July 5, 2007), and defeasance is permitted following the second anniversary of that closing date.

--------------------------------------------------------------------------------

                         SCHEDULE 1 to REPRESENTATION 6



            Cross-Collateralized and Cross-Defaulted Loans (Natixis)





1.  Logan Portfolio - Austin, TX,
2.  Logan Portfolio - Beavercreek, OH,
3.  Logan Portfolio - Bowling Green, KY,
4.  Logan Portfolio - Canton, MI,
5.  Logan Portfolio - Decatur, AL,
6.  Logan Portfolio - Evansville, IN,
7.  Logan Portfolio - Flowood, MS,
8.  Logan Portfolio - Ft. Oglethorpe, GA,
9.  Logan Portfolio - Gallatin, TN,
10. Logan Portfolio - Huntsville, AL,
11. Logan Portfolio - Murfreesboro, TN,
12. Logan Portfolio - Oxford, AL,
13. Logan Portfolio - Savannah, GA,
14. Logan Portfolio - West Monroe - LA,

                                    EXHIBIT D

                          FORM OF OFFICER'S CERTIFICATE

            I, [______], a duly appointed, qualified and acting [______] of [___________], a [________] [______] (the "Company"), hereby certify on behalf of the Company as follows:

            1. I have examined the Mortgage Loan Purchase Agreement, dated as of August 1, 2007 (the "Agreement"), between the Company and J.P. Morgan Chase Commercial Mortgage Securities Corp., and all of the representations and warranties of the Company under the Agreement are true and correct in all material respects on and as of the date hereof (or, in the case of any particular representation or warranty set forth on Exhibit B to the Agreement, as of such other date provided for in such representation or warranty) with the same force and effect as if made on and as of the date hereof, subject to the exceptions set forth in the Agreement (including Exhibit C thereto).

            2. The Company has complied with all the covenants and satisfied all the conditions on its part to be performed or satisfied under the Agreement on or prior to the date hereof and no event has occurred which, with notice or the passage of time or both, would constitute a default under the Agreement.

            3. [FOR NATIXIS RE] I have examined the information regarding the Mortgage Loans in each Free Writing Prospectus (as defined in the Indemnification Agreement, dated August 3, 2007 (the "Indemnification Agreement") relating to the offering of the Certificates), when read in conjunction with the other Time of Sale Information (as defined in the Indemnification Agreement), the Prospectus, dated August 3, 2007, as supplemented by the Prospectus Supplement, dated August 3, 2007 (collectively, the "Prospectus"), relating to the offering of the Class A-1, Class A-2, Class A-3, Class A-4, Class A-SB, Class A-1A, Class X, Class A-M, , Class A-J, Class B , Class C, Class D, Class E and Class F Certificates, the Private Placement Memorandum, dated August 24, 2007 (the "Privately Offered Certificate Private Placement Memorandum"), relating to the offering of the Class G, Class H, Class J, Class K, Class L, Class M, Class N, Class P, Class Q, Class T, Class NR, Class S, Class R, and Class LR Certificates, and the Private Placement Memorandum, dated August 24, 2007 (the "Private Placement Memorandum" and together with the Privately Offered Certificate Private Placement Memorandum, the "Private Placement Memoranda"), relating to the offering of the Class R Class LR Certificates, and nothing has come to my attention that would lead me to believe that any Free Writing Prospectus, including any diskette attached thereto, when read in conjunction with the other Time of Sale Information (as defined in the Indemnification Agreement), as of the Time of Sale (as defined in the Indemnification Agreement) or as of the date hereof, the Prospectus, including any diskette attached thereto, as of the date of the Prospectus Supplement or as of the date hereof, or the Private Placement Memoranda, including any diskette attached thereto, as of the date of the Private Placement Memoranda or as of the date hereof, included or includes any untrue statement of a material fact relating to the Mortgage Loans or in the case of any Free Writing Prospectus, when read in conjunction with the other Time of Sale Information, omitted or omits to state therein a material fact necessary in order to make the statements set forth therein regarding the Mortgage Loans, in light of the circumstances under which they were made, not misleading.

            Capitalized terms used herein without definition have the meanings given them in the Agreement.

                    [SIGNATURE APPEARS ON THE FOLLOWING PAGE]

            IN WITNESS WHEREOF, I have signed my name this ___ day of August, 2007.

                                       By:
                                          ------------------------------------
                                          Name:
                                          Title:

                                   SCHEDULE I

 MORTGAGE LOANS FOR WHICH A LENDER'S ENVIRONMENTAL POLICY WAS OBTAINED IN LIEU
                       OF AN ENVIRONMENTAL SITE ASSESSMENT

Reference is made to the Representations and Warranties set forth in Exhibit B attached hereto corresponding to the Paragraph number set forth below.


Paragraph 21(a) and 21(e):



None.

                                   SCHEDULE II

                       MORTGAGED PROPERTY FOR WHICH OTHER
                      ENVIRONMENTAL INSURANCE IS MAINTAINED

Reference is made to the Representations and Warranties set forth in Exhibit B attached hereto corresponding to the Paragraph numbers set forth below.

Paragraph 21(b) and 21(c):

None.